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                                                                   EXHIBIT 10.39
                                 LOAN AGREEMENT


     THIS AGREEMENT, made and entered effective as of the ___ day of September, 2000, by and between JAMESON INNS, INC., a Georgia corporation, having a mailing address of 8 Perimeter Center East, Suite 8050, Atlanta, GA 30346 (hereinafter referred to as "Borrower"), and REPUBLIC BANK, a Michigan Commercial Bank, having a banking office at 201 S. Capitol Avenue, Suite 650, Indianapolis, IN 46225 (hereinafter referred to as "Lender"),

                              W I T N E S S E T H:

     WHEREAS, Borrower owns in fee simple absolute certain real estate located in Marion County, Indiana, more particularly described in Exhibit "A" attached hereto and by reference made a part of this Agreement (hereinafter referred to as the "Real Estate"), and upon which it owns certain improvements (the "Improvements"), including a building in which Borrower operates a limited service hotel containing 101 rooms, commonly known and operated as a Signature Inn; and

     WHEREAS, Borrower has applied to Lender for a permanent loan in the maximum principal amount of Four Million Seven Hundred Forty-Five Thousand and no/100 Dollars ($4,745,000.00) and Lender is willing to make such loan to Borrower.

     NOW, THEREFORE, in consideration of these premises and the undertakings of the parties hereto, Borrower and Lender hereby agree as follows:

         1. Loan. Lender shall, upon the satisfaction (or waiver by Lender) of all conditions precedent set forth in Paragraph 3 of this Agreement, advance loan proceeds in the maximum amount of Four Million Seven Hundred Forty-Five Thousand and no/100 Dollars ($4,745,000.00) (such loan as from time to time amended or modified is hereinafter referred to as the "Loan"), for the purpose of providing financing of the Real Estate and the Improvements thereon. The Loan shall be
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advanced at closing, shall have a maturity date of one hundred twenty (120)
months from the date hereof, shall have an amortization of twenty (20) years from the date hereof, shall bear interest and shall be payable in the manner specified in the promissory note of Borrower evidencing the Loan in the principal sum of Four Million Seven Hundred Forty-Five Thousand and no/100 Dollars ($4,745,000.00) (such promissory note as may be modified or amended from time to time and/or any promissory note which is a direct or remote renewal, extension, restatement or replacement of such promissory note is hereinafter referred to as the "Note").

         2. Collateral and Assignments. The indebtedness and obligations of Borrower to Lender under this Agreement, the Loan and under any other agreement, instrument or document executed in connection herewith shall be secured by: (a) the lien of a first mortgage covering the Real Estate and the Improvements, a first assignment of all rents and leases and a first security interest in all inventory, accounts, accounts receivable, rents, deposits, general intangibles, contract rights, instruments, documents, securities, equipment, furnishings and fixtures owned by Borrower and located on the Real Estate, incorporated in the Improvements or used in connection with the operation of the Improvements, all granted under the terms of a certain Mortgage, Security Agreement and Fixture Filing executed or to be executed by Borrower to Lender and containing such terms and conditions as Lender may require (such Mortgage, Security Agreement and Fixture Filing as may be modified or amended from time to time is hereinafter referred to as the "Mortgage"), (b) a first assignment of all rents and leases granted under the terms of a certain Assignment of Room Deposits, Leases and Rents executed or to be executed by Borrower to Lender and containing such terms and conditions as Lender may require (such Assignment of Room Deposits, Leases and Rents as may be modified or amended from time to time is hereinafter referred to as the "Assignment of

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Leases"), (c) an Environmental Certificate and Indemnity Agreement executed or to be executed by Borrower and containing such terms and conditions as Lender may require (such Environmental Certificate and Indemnity Agreement as may be modified or amended from time to time is hereinafter referred to as the "Indemnity Agreement"), (d) an Assignment of Lease with Subordination of Fees executed or to be executed by Borrower, Jameson Hospitality, LLC, a Georgia limited liability company ("Manager") and Lender and containing such terms and conditions as Lender may require (such Assignment of Lease with Subordination of Fees as may be modified or amended from time to time is hereinafter referred to as the "Lease Assignment"); and (e) such other security as reasonably determined by Lender. The Note, Mortgage, Indemnity Agreement, Assignment of Leases, Lease Assignment and all other documents in connection with the Loan (collectively the "Loan Documents") and the terms and conditions thereof are hereby incorporated by reference and made a part of this Agreement.

         3. Conditions Precedent to Disbursement of the Loan. Each of the following conditions shall be a condition precedent to the disbursement of the Loan by Lender pursuant to this Agreement, provided, however, that any condition not satisfied at the time of the disbursement of the Loan shall not be deemed waived but shall be satisfied as Lender may later require (unless such condition is expressly waived by Lender in writing):

                  (a) Borrower shall execute and deliver the Note, Mortgage, Indemnity Agreement, Lease Assignment and Assignment of Leases to Lender.

                  (b) Borrower shall cause the Lease Assignment to be executed by the Manager and both delivered to Lender.

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                  (c) Borrower shall furnish to Lender a commitment for a
          mortgagee's policy of title insurance in an amount equal to the Loan issued by a title insurance company acceptable to Lender, insuring to Lender the title of (i) Borrower to the Real Estate and the Improvements together with any easements for parking and ingress and egress which benefit the Real Estate, free and clear of all liens, claims, encumbrances, easements, encroachments and defects, except for the lien of current real estate taxes not delinquent and other restrictions of record acceptable to Lender. Said commitment shall include a 3.1 zoning endorsement insuring against violation of existing zoning ordinances and regulations by the Improvements on the Real Estate and the operation of the business thereon. Such commitment shall contain such special coverage endorsements as Lender may require. Upon request by Lender, Borrower shall deliver to Lender satisfactory evidence from such title company acknowledging payment in full for all premiums, costs and expenses for issuance of such binder and the final policy of insurance to be issued pursuant thereto and obligating it to issue a continued commitment after recordation of the Mortgage and the filing of financing statements pursuant to the Mortgage which shows the Mortgage as a first lien upon the Real Estate, subject to the above conditions and the security interest pursuant to the Mortgage as having first priority, and to issue, upon demand by Lender, a final mortgagee's policy of title insurance in standard form with only exceptions satisfactory to Lender which insures the Mortgage, and the security interest granted pursuant to the Mortgage.

                  (d) Borrower shall furnish to Lender two (2) copies of an as-built survey of the Real Estate and insured easements prepared in accordance with the American Land Title Association's or Indiana Land Title Association's minimum standards for surveys, showing

                                        4
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         by stakes or foundation lines the location of the Improvements thereon prepared and certified to Lender by a registered land surveyor acceptable to Lender and containing a certification in respect to the legal description, compliance with applicable zoning ordinances and that the Real Estate is not in an area designated as a "wetlands" under any state or federal statute, regulation or ruling.

                  (e) Borrower shall furnish to Lender evidence of hazard insurance coverage for the Improvements (all risk coverage), with a standard mortgagee endorsement and loss payee endorsement in favor of Lender, and public liability insurance with Lender named as an additional insured, all in such amounts and in form and with insurers acceptable to Lender.

                  (f) Borrower shall either furnish to Lender evidence that the Real Estate is not located in a flood hazard area as defined under the Flood Disaster Protection Act of 1973 and the National Flood Insurance Act of 1968 or furnish to Lender evidence of flood insurance coverage, with a standard mortgagee endorsement in favor of Lender, such insurance to be with a company and in an amount acceptable to Lender.

                  (g) Borrower shall furnish or cause to be furnished to Lender resolutions of Borrower authorizing the making of the loan and the execution and delivery of all documents and instruments in connection therewith and a certificate of incumbency showing all officers of Borrower.

                  (h) Borrower shall furnish or cause to be furnished to Lender a copy of the Articles of Incorporation and By-Laws of Borrower and all amendments thereto, a Certificate of Good Standing from the State of Georgia and a Certificate of Authority to transact business in the State of Indiana.

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

                  (i) Borrower shall furnish or cause to be furnished to Lender resolutions of Manager authorizing the execution of the Lease and the Lease Assignment and a certificate of incumbency showing all members of Manager.

                  (j) Borrower shall furnish or cause to be furnished to Lender a copy of the Articles of Organization and Operating Agreement of Manager and all amendments thereto, a Certificate of Good Standing from the State of Georgia and a Certificate of Authority to transact business in the State of Indiana.

                  (k) Borrower shall furnish or cause to be furnished to Lender an opinion of Borrower's counsel and Manager's counsel which is acceptable to Lender and Lender's counsel;

                  (l) Borrower shall furnish to Lender evidence satisfactory to Lender that the Real Estate is in compliance with current zoning use and restrictions and is adequately zoned for Borrower's intended use and that all appropriate or necessary governmental approvals and permits have been obtained in connection with the use and operation of the Improvements and Borrower's intended use of the Real Estate, if available.

                  (m) Borrower shall furnish to Lender copies of all applicable building and construction permits for the Improvements and Certificates of Occupancy, if any.

                  (n) Borrower shall furnish to Lender a copy of an environmental inspection report in form and substance acceptable to Lender, prepared and certified by an environmental consultant acceptable to Lender, stating that there are not present on, under, in or about the Real Estate or Improvements any asbestos, polychlorinated biphenyls or any other hazardous or contaminated or toxic materials, waste or substances and that the condition of the Real

                                        6
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         Estate currently complies with all applicable state and federal environmental protection laws. For purposes hereof "hazardous, contaminated or toxic materials, waste or substances" will include but not be limited to substances defined as "hazardous substances," "hazardous waste," "hazardous materials," or "toxic substances" in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, 42 U.S.C. Sec. 9601 et. seq. or any similar federal, state or local laws, and/or in the regulations adopted in publications promulgated pursuant to such laws, or as such laws or regulations may be further amended, modified or supplemented.

                  (o) Borrower shall cause to be furnished to Lender an appraisal of the Real Estate and Improvements stating a market value of not less than Seven Million Three Hundred Thousand Dollars ($7,300,000.00). Such appraisal shall be certified to Lender by an appraiser licensed in the State of Indiana and shall be in form and substance acceptable to Lender.

                  (p) Borrower shall cause to be furnished to Lender a certification from the architect involved in the construction and design of the Improvements which certifies the existence of such conditions as Lender may require, if available.

                  (q) Borrower shall furnish to Lender a set of the Plans and Specifications sealed by a responsible professional architect which shall contain the original approval of the appropriate building authority, if available.
                  (r) Borrower shall furnish to Lender copies of all warranties for materials or for the work for the Improvements, if available.

                  (s) Borrower shall furnish to Lender a copy of the Lease and estoppel certificate, subordination and attornment agreement, all signed by Manager, which shall be in form and substance acceptable to Lender.

                  (t) Borrower shall execute and deliver to Lender such other documents, instruments, information and materials as may be required by Lender in connection with the Loan.

         All documents required to be delivered to Lender under this paragraph shall be satisfactory in form and substance to Lender and its counsel. Any of the foregoing conditions may be waived by Lender at the time of disbursement. In the event Lender, in its sole discretion, shall require further evidence of the occurrence of any condition precedent or in the event circumstances occur whereby any condition precedent is no longer wholly satisfied, Lender may at any time require Borrower to provide further evidence of the occurrence of any condition precedent set forth in this paragraph.

         4. Prepayment Fee. Borrower shall have the right to prepay in whole (or in part) the outstanding principal balance of the Note upon thirty (30) days' prior written notice to Lender and payment of all accrued interest, any fees or other sums due Lender and a fee of one percent (1%) of the principal balance being prepaid. Notwithstanding the foregoing, Borrower shall have the right to prepay in full, or in part, without any fee, the outstanding principal balance of the Note on any date which is within thirty (30) days prior to the Rate Adjustment Date (as defined in the Note) upon thirty (30) days' prior written notice to Lender and payment of all accrued interest, any fees or other sums due Lender.

         5. Additional Duties of Borrower. In addition to all of the terms and conditions to be performed by Borrower under this Agreement, Borrower shall pay to Lender at the time of the

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closing of the loan, if Borrower has not previously paid, the remaining balance of the commitment fee of Forty-Seven Thousand Four Hundred Fifty Dollars ($47,450.00), and shall reimburse Lender for all costs and expenses incurred by it in connection with the Loan, including but not limited to premiums and fees of title insurance companies, recording fees, lien search fees, survey expenses, the fees of inspecting architects or engineers and legal fees and expenses of its counsel, all of which may be deducted by Lender from the loan proceeds, and shall deliver to Lender such other documents as it may require to carry out the terms and provisions of this Agreement.

         6. Warranties and Representations. Borrower warrants and represents to Lender that:

                  (a) Borrower is a corporation under the laws of the State of Georgia and authorized to transact business in the State of Indiana, and has full power and authority under its Articles of Incorporation, By-laws and any amendments thereto, and under all applicable provisions of law to own, manage and operate the Real Estate and the Improvements;

                  (b) Manager is a limited liability company under the laws of the State of Georgia and authorized to transact business in the State of Indiana, and has full power and authority under this Articles of Organization, Operating Agreement and any amendments thereto, and under all applicable provisions of law, to lease, manage and operate the Real Estate and the Improvements;

                  (c) Borrower is the owner in fee simple of the Real Estate subject only to the lien of current real estate taxes not delinquent, and easements, rights of way and other restrictions of record;

                  (d) The Improvements were constructed and are operated in full compliance with all applicable building codes, zoning ordinances and the requirements of regulatory agencies

                                        9
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         having jurisdiction and the Board of Fire Underwriters, or similar body, entirely on the Real Estate without any encroachments, within the building restriction lines, however established, and without any violation of any applicable use restrictions or other restrictions;

                  (e) All required federal, state and other tax returns have been filed by or on behalf of Borrower and the taxes in connection therewith paid to date and no additional taxes or assessments have been asserted or are anticipated;

                  (f) All required federal, state and other tax returns have been filed by or on behalf of Manager and the taxes in connection therewith paid to date and no additional taxes or assessments have been asserted or are anticipated;

                  (g) There is no litigation, or proceeding pending or, to the knowledge of Borrower, threatened against or otherwise affecting Borrower, or any of its properties or assets, before any court or before or by any governmental agency, except as previously disclosed in writing to Lender;

                  (h) There is no litigation, or proceeding pending or, to the knowledge of Borrower, threatened against or otherwise affecting Manager, or any of its properties or assets, before any court or before or by any governmental agency, except for those matters which have been disclosed in writing to Lender;

                  (i) None of the Borrower's representations or warranties set forth in this Agreement or in any document or certificate taken together with any related document or certificate furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains or will contain any untrue statements of a material fact or

                                       10
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         omits or will omit to state a financial fact necessary to make any statement of fact contained herein or therein, in light of the circumstances under which it was made, not misleading;

                  (j) Upon the execution and delivery of this Agreement and the consummation of any transactions contemplated herein, (i) Borrower will be able to pay its debts as they become due, (ii) Borrower will have funds and capital sufficient to carry on its business, and (iii) the assets of Borrower, valued on a fair saleable basis, will be equal to or greater than the sum of all liabilities and contingent liabilities of Borrower, including for this purpose, unliquidated and disputed claims;

                  (k) The execution of this Agreement and all other agreements, instruments and documents executed by Borrower and Manager in connection herewith, the consummation of all transactions connected herewith, have been duly authorized by all necessary action required on the part of Borrower and Manager, respectively;

                  (l) Manager has provided true and accurate copies of all documents and agreements relating to Manager and its members and there are no other agreements existing between Manager and its members;

                  (m) Neither the execution of this Agreement (or the consummation of the transactions contemplated hereby) nor compliance with the terms and provisions hereof or of any agreements, documents and instruments required of Borrower hereunder conflict with, result in a breach of or constitute a default under the terms, conditions or provisions of the Articles of Incorporation of Borrower, or any amendments thereto, any agreement to which Borrower is a party or by which Borrower is bound or any law, regulation, order, writ,

                                       11
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         injunction or decree of any court or governmental agency or instrumentality having jurisdiction;

                  (n) Borrower is in full compliance with all federal, state and local health, safety, building, zoning, environmental and other statutes, regulations and ordinances;

                  (o) Any and all employee pension plans of Borrower are in full compliance with the terms and provisions of the Employee Retirement Income Security Act of 1974 and all other federal, state and local statutes, regulations and ordinances governing the establishment and administration of pension plans; and

                  (p) All governmental authorizations, permits, certificates, licenses, filings, registrations, approvals or consents have been obtained, received or made by Borrower and Manager for each of them, as applicable, lawfully to (i) make, execute and deliver this Agreement,
         (ii) perform all of its obligations under this Agreement, and (iii) to construct, operate and manage the Real Estate and Improvements.

                  (q) (i) Borrower is not now engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System); (ii) no part of the proceeds of any credit hereunder has been or will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock; and (iii) no part of the proceeds of any credit hereunder has been or will be used for any purpose that violates or which is inconsistent with the provisions of Regulations G, U or X of said Board of Governors.

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         Borrower further warrants, represents and covenants that (i) all warranties and representations shall remain true so long as Borrower has any liability to Lender hereunder or under or with respect to the Loan or any agreement, instrument or document executed in connection herewith and (ii) at the time of closing of the Loan by Lender to Borrower, there will be no claim for labor, services or materials furnished for the construction of the Improvements and all withholding and other payroll taxes withheld or owed by Borrower in connection with the construction of the Improvements have been or paid.

         7. Covenants of Borrower. Borrower agrees and covenants that so long as Borrower has any liability to Lender hereunder or under or with respect to the Loan or any agreement, instrument or document executed in connection herewith or so long as Lender may be obligated to make any advancement to Borrower, Borrower shall:
                  (a) Promptly pay and discharge all taxes, assessments and governmental charges which may be lawfully levied, assessed or imposed upon it or its properties, or upon its income or profits, and all lawful claims for labor, material and services which, if unpaid, might become a lien or charge against the Real Estate or the Improvements located thereon; provided, however, that Borrower shall have the right to contest in good faith any such tax, assessment, charge, levy or claim by appropriate proceedings without the prior payment thereof unless payment is required to contest or to avoid any tax sale;

                  (b) Keep accurate and complete books and records, and maintain the same, together with all valuable papers and records at Borrower's principal offices;

                  (c) Defend, or cause to be defended, at all times any adverse claim by a third party relating to the possession of or any interest in the assets of Borrower;

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                  (d) Furnish, or cause to be furnished, to Lender, at
         Borrower's expense, the following financial statements and other information of Borrower:

                           (1) As soon as available and in any event within
                  thirty (30) days following filing, copies of the federal income tax returns of Borrower;

                           (2) Within ninety (90) days following the end of each
                  calendar year, audited operating and financial statements of Borrower, including a balance sheet and annual statements of income and surplus accounts (certified by a certified public accountant acceptable to Lender), all prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved;

                           (3) At such times as Lender may require, such further
                  information regarding the business affairs and financial conditions of Borrower as Lender may require;

                  (e) Permit any authorized representative of Lender and its attorneys and accountants to inspect, examine and make copies and extracts of the books of account and records of Borrower at reasonable times during normal business hours;

                  (f) Permit any authorized representative of Lender, including but not limited to its attorneys and inspectors, to enter upon and inspect and examine the Real Estate and Improvements at reasonable times during normal business hours;

                  (g) Give prompt written notice to Lender of any process or action taken or pending whereby a third party is asserting a claim against Borrower or any of its assets, which would have a material affect on Borrower or its ability to pay the Loan;

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                  (h) Pay when due all liabilities, including trade accounts, in accordance with regular terms, except for claims contested in good faith by appropriate proceedings;

                  (i) Maintain the insurance required by this Agreement and, upon request by Lender, furnish to Lender evidence of such insurance coverage and payment of premiums therefor;

                  (j) Comply with all applicable federal, state and local statutes, regulations and ordinances;

                  (k) Comply with all room agreements and leases for the Real Estate and Improvements;

                  (l) Pay to Lender all proceeds (not to exceed the balance due under the Note and other expenses due Lender) received from casualty and business interruption insurance or condemnation proceedings to be held and disbursed in accordance with this Agreement and the Loan Documents;

                  (m) Indemnify and hold Lender harmless from and against any and all claims, losses, damages, setoffs, counterclaims or expenses (including attorneys' fees and costs) which Lender may sustain as a result of the transactions evidenced by this Agreement or because of the breach of or inaccuracy in any of the representations and warranties contained in this Agreement or in any other document executed in connection herewith or in any other written communication of Borrower to Lender in connection with the transactions secured hereby whether or not any such inaccuracy was known by Borrower to be incorrect;

                  (n) Indemnify, defend and hold Lender harmless from and against any claim, loss or damage to which Lender is subjected as a result of the presence of any material or

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         substance which may be considered hazardous or toxic (including but not limited to asbestos, ureaformaldehyde foamed in place insulation, polychlorinated biphenyls, and all materials termed hazardous wastes or hazardous substances as defined in the Solid Waste Disposal Act of 1985, as from time to time amended) or the use, handling, storage, transportation or disposal thereof within or upon any real estate owned by Borrower or violation of the covenants, representations and warranties contained in this Agreement;

                  (o) Maintain a Debt Service Coverage Ratio (as hereinafter defined) of not less than 1.50 for the operation of the Real Estate and Improvements. Debt Service Coverage Ratio shall mean a number in which
         (i) the numerator is the sum of pre-tax aggregate rent, receipts and other revenues accrued for the preceding calendar year from normal operations of the Real Estate and Improvements (excluding insurance proceeds or condemnation awards or sales of any part of the Real Estate) less the sum of all operating expenses, maintenance costs, insurance premiums, real estate taxes and assessments and other costs, expenses and expenditures attributable to the ownership and management of the Real Estate and Improvements paid or accrued during such period, calculated in accordance with generally accepted accounting principles but excluding any payments of principal or interest on the Loan and on any secondary financing approved by Lender, if any, depreciation or other non-cash charges and income taxes, and (ii) the denominator is the annual aggregate amount of principal and interest payments on the Loan; and

                  (p) Notify Lender immediately in writing of the initiation of any criminal investigation or proceeding initiated by any federal, state or local agency, department, or instrumentality against (i) Borrower, (ii) Manager, or (iii) any employee of Borrower or

         Manager, if such investigation or proceeding could have a material adverse effect on the financial condition, business operations or assets of Borrower or result in the Collateral being seized pursuant to 18 U.S.C. Sec. 1963,21 U.S.C. Sec. 853,21 U.S.C. Sec. 881, 46
         U.S.C. App. Sec. 1904, I.C. 34-4-30.1-1 et. seq. or any similar federal, state or local law and/or regulation adopted in publications promulgated pursuant to such laws, or as such laws or regulations may be further amended, modified or supplemented.

         In addition, Borrower covenants to Lender that so long as Borrower has any liability to Lender hereunder or under or with respect to the Loan or any agreement, instrument or document executed in connection herewith, Borrower shall not, without the prior written consent of Lender:

                           (1) Create or permit to exist any mortgage, pledge,
                  security interest, title retention device or other encumbrance on any interest of Borrower in the Real Estate and Improvements, except for any mortgage or security interest held by Lender and those liens and encumbrances as shall be approved in writing by Lender in its sole discretion;

                           (2) Dispose of any of its assets or properties other
                  than in the ordinary course of business for fair value;

                           (3) Directly or indirectly make (i) any loan, gift,
                  distribution, transfer or advance of cash or other real, personal or intangible property, (ii) any transfer of any other benefit or thing of value to any person except for fair value received by Borrower; it is intended that this paragraph prohibit, by way of example and not by way of limitation, any payment by Borrower characterized as a commission or referral fee, and any payments by Borrower characterized as the consideration for a purchase to the extent that such payment is not bona fide or exceeds the real value received by the Borrower; or (iii) make any distribution or payment to any shareholders of Borrower if such payment would violate the terms of the Debt Service Coverage Ratio required under this Agreement.

                           (4) Incur, assume, guarantee or otherwise become
                  liable for any obligation or the obligation of any person or entity except in connection with the endorsement of checks for deposit in the ordinary course of business and other similar collection transactions in the ordinary course of business;

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                           (5) Make any financial arrangements for borrowed
                  money or otherwise through any other financial institution entity or party which is secured by the Real Estate or the Improvements;

                           (6) Take any action, allow any event to occur or
                  permit a condition to exist which could materially and adversely affect Borrower's ability to complete its obligations under the terms of this Agreement, the Note, Mortgage or any other instruments, agreements or documents required of Borrower hereunder;

                           (7) Change the nature of Borrower's current business;

                           (8) Make any change in the key management of
                  Borrower, which key management is currently Thomas W. Kitchin and Craig R. Kitchin;

                           (9) Make any change in the key management of
                  Manager, which key management is currently Thomas W. Kitchin and Craig R. Kitchin; or

                           (10) Permit the control or ownership of Manager to
                  be vested in anyone other than Thomas W. Kitchin.

         8. Events of Default and Rights of Lender. Any one (1) or more of the following shall constitute an Event of Default hereunder:

                  (a) Failure to make any payment when due of principal or interest required by the Note or any other obligation of Borrower or any entity related to or affiliated with Borrower to Lender;

                  (b) A failure to pay or cause to be paid when due any other amounts due under the Note, Mortgage, Lease Assignment, Indemnity Agreement or this Agreement or any of the other Loan Documents;

                  (c) Failure to observe or perform any agreement or covenant contained herein or in any of the Loan Documents after thirty (30) days' written notice to Borrower;

               (d) A breach of any warranty, representation, certification or statement contained in this Agreement or in any certification or other agreement or document executed or delivered in connection herewith including, without limitation, any of the Loan Documents;

               (e) Dissolution, liquidation or termination of the business of Borrower or Manager;

               (f) Assignment by Borrower or Manager for the benefit of their creditors;

               (g) Appointment of a receiver or a trustee for Borrower or Manager or any of its or their assets;

               (h) The filing of a petition against Borrower or Manager for relief under the United States Bankruptcy Code;

               (i) A breach of any covenant or agreement under the Franchise Assignment which is not cured within any applicable grace period provided therein.

               (j) A determination by Lender, in its sole discretion, that any action, inaction, commission, omission or circumstance has occurred or may occur which may subject any assets of Borrower or Manager, including but not limited to the Real Estate and Improvements, to be seized by any federal, state or local governmental department, agency or instrumentality pursuant to 18 U.S.C. Sec. 1963, 21 U.S.C. Sec. 853, 21 U.S.C. Sec. 881, 46 U.S.C. App. Sec. 1904, I.C. 34-4-30.1-1
          et. seq. or any similar federal, state or local laws and/or regulations adopted in publications promulgated pursuant to such laws, or as such laws or regulations may be amended, modified or supplemented from time to time;

                  (k) Default by Borrower, Manager or any entity related to or affiliated with Borrower or Manager under any agreement with or undertaking to Lender, whether or not related to the Loan; or

               (l) Any material adverse change in the financial, operating or other condition of Borrower or Manager or any entity related to or affiliated with Borrower or Manager.

         Upon an Event of Default hereunder, at the option of Lender, all of the indebtedness evidenced by the Note and remaining unpaid shall become immediately due and payable, anything contained herein or in the Note to the contrary notwithstanding, and Lender, at its option and upon demand, shall have the right to perform all acts necessary for the performance, sale, collection and enforcement of the collateral covered by the Mortgage and/or any other agreement or document executed in connection herewith. Upon an Event of Default hereunder, at the option of Lender and without further notice or demand to Borrower, Lender may order an appraisal of the Real Estate and Improvements, to be in such form and scope and to be performed by an appraiser as Lender may choose in its sole discretion. All costs and expenses of such appraisal shall be immediately paid by Borrower upon demand by Lender and such amounts shall be added to the indebtedness evidenced by the Loan and secured by the Mortgage. Furthermore, upon an Event of Default hereunder, Borrower, immediately upon demand by Lender, shall assemble the collateral and make it available to Lender at a place or places to be designated by Lender which are reasonably convenient to Lender and Borrower. Borrower recognizes that in the event Borrower fails to perform, observe or discharge any of its obligations under this Agreement or any other documents executed in connection herewith, Lender shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages. All rights and remedies of Lender herein specified are cumulative and in addition to, not in limitation of, any rights and remedies which it may have by law or at equity.

         9. Additional Rights of Lender. Pursuant to the powers herein granted, Lender shall also have the power to prosecute and to defend all actions or proceedings in connection with the Real Estate and the modification of the Improvements thereon and to take such action and require such performance as Lender may deem necessary or advisable, and Borrower hereby assigns and quitclaims to Lender all sums at any time on deposit with Lender for the payment of amounts due to Lender. All rights or remedies of Lender hereunder are cumulative and are in addition to, not in limitation of, any rights or remedies which it may have by law.

        10. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of Lender and Borrower. This Agreement is entered into by Lender with Borrower in reliance upon Borrower and the current shareholders of Borrower and no assignment or alienation (except to Lender) of any rights or obligations of Borrower or the current shareholders of Borrower, hereunder shall be effective without the prior written consent of Lender.

        11. No Third-Party Beneficiaries. Nothing contained herein shall be deemed or construed to create an obligation on the part of Lender to any third party nor shall any third party have a right to enforce against Lender any rights which Borrower may have under this Agreement.

        12. No Waiver. No waiver by Lender of the breach of any term, condition, warranty, representation, covenant or agreement contained herein or in the agreements, instruments, guaranties or documents delivered pursuant thereto shall be considered as a waiver of the same default in the future or any other default and no delay or omission by Lender in exercising any right or remedy hereunder shall impair any such right or remedy or be construed as a waiver of any default. The inclusion of deadlines and the references to dates later than the maturity of any obligation shall not by implication or otherwise obligate Lender to renew or extend any maturity.

        13. Amendments. Any modification of or amendment to this Agreement shall be ineffective unless in writing and signed by the duly authorized representatives of Borrower and Lender.

        14. Rights of Lender. Upon and during the pendency of an Event of Default, each payment to Lender shall be applied to the payment of accrued and unpaid interest and to the reduction of the principal balance in such order and in such amounts as Lender shall determine, in its sole discretion; otherwise, such payments shall be applied first to accrued and unpaid interest and then to principal. Lender may from time to time with notice to Borrower (a) release any collateral or substitute or exchange any collateral, (b) release, modify or compromise any liability of Borrower or any other obligor, or the terms thereof and (c) apply any amounts paid to Lender with such marshalling of security as Lender may, in its sole discretion, determine appropriate; all without the consent of Borrower. The liability of Borrower shall not be released in part or in whole by reason of the foregoing, the addition of co-makers, endorsers, guarantors or sureties, or a failure to perfect any security interest or lien in any collateral or a failure to proceed in any particular manner with respect to any collateral.

        15. Notices. Any notice required or permitted to Lender or Borrower hereunder shall be deemed effective when mailed by certified or registered United States mail, postage prepaid, or when sent by an overnight carrier which provides for a return receipt if to Borrower, at 8 Perimeter Center East, Suite 8050, Atlanta, GA 30346, or if to Lender, at 201 South Capitol Avenue, Suite 650, Indianapolis, IN 46225, Attention: E. Christian Barham, or at such other address within the State of Indiana as either Borrower or Lender may from time to time specify by notice hereunder. Any notice required to be given by Lender of a sale, lease, other disposition of the collateral, deposited in the United States Mail postage prepaid duly addressed as specified above no less than ten (10) days' prior to such proposed action, or if sent by overnight carrier no less than five (5) days' prior to such proposed action, shall constitute commercially reasonable and fair notice to Borrower of same.

        16. Prior Agreements. This Agreement replaces and supersedes any inconsistent provisions of any agreements heretofore made by Lender and Borrower. This Agreement, the Note and Mortgage and all other documents executed in connection with this Agreement are intended to be complementary and supplementary to one another. In the event of any conflict between the terms of one or more thereof, such terms shall, to the fullest extent reasonably possible, be construed to be complementary. However, if such terms cannot be construed as complementary, then the terms of this Agreement shall govern.

        17. No Partnership/Joint Venture. It is hereby acknowledged by Lender and Borrower that the relationship between them created hereby and by any other document executed in connection with the Loan is that of creditor and debtor and is not intended to be and shall not in any way be construed to be that of a partnership, a joint venture or that of principal and agent; and it is hereby further acknowledged that any control of or supervision over the construction of the Improvements by Lender or disbursement of the Loan to any one other than Borrower shall not be deemed to make Lender a partner, joint venturer or principal or agent of Borrower, but rather shall be deemed to be solely for the purpose of protecting Lender's security for the indebtedness evidenced by the Note and other indebtedness of Borrower to Lender.

        18. Governing Law. This Agreement has been entered into and shall be governed by and construed in accordance with the laws of the State of Indiana.

        19. Survival of Indemnities. All indemnities from Borrower and Manager to Lender shall survive this Agreement.

        20. Invalidity of any Provision. If any provision of this Agreement or of any other documents executed in connection herewith is held invalid or unenforceable, the remainder of this Agreement or such other documents and the application of such provisions to other persons or circumstances will not be affected hereby and the provisions of this Agreement and such other documents will be severable in such instance.

        21. Captions. The captions or headings herein have been inserted solely for the convenience of reference and in no way define, limit or describe the scope or substance of any provision of this Agreement.

        22. CONSENT TO JURISDICTION. BORROWER HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY BORROWER AND ARISING DIRECTLY OR INDIRECTLY OUT OF THIS LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN THE CIRCUIT OR SUPERIOR COURT OF MARION COUNTY, INDIANA, OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF INDIANA OR, IF LENDER INITIATES SUCH ACTION, ANY COURT IN WHICH LENDER SHALL INITIATE SUCH ACTION AND WHICH HAS JURISDICTION. BORROWER HEREBY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED BY LENDER IN ANY OF SUCH COURTS, AND HEREBY

WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREES THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS TO WHICH NOTICES ARE TO BE SENT PURSUANT TO THE MORTGAGE. BORROWER WAIVES ANY CLAIM THAT MARION COUNTY, INDIANA OR THE SOUTHERN DISTRICT OF INDIANA IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE. SHOULD BORROWER, AFTER BEING SO SERVED, FAIL TO APPEAR OR ANSWER TO ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THE NUMBER OF DAYS PRESCRIBED BY LAW AFTER THE MAILING THEREOF, BORROWER SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED BY LENDER AGAINST BORROWER AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE EXCLUSIVE CHOICE OF FORUM FOR BORROWER SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT, BY LENDER, OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING, BY LENDER, OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND BORROWER HEREBY WAIVES THE RIGHT, IF ANY, TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION.

        23. WAIVER OF JURY TRIAL. THE BORROWER AND THE LENDER, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL,

KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER OR THEM MAY HAVE TO A TRIAL BY A JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF EITHER OF THEM. NEITHER THE BORROWER NOR THE LENDER SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY EITHER THE BORROWER OR THE LENDER EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY BOTH OF THEM.

        24. Sole Discretion of Lender. Except as may otherwise be expressly provided to the contrary, whenever pursuant to this Agreement or any of the Loan Documents, Lender exercises any right given to it to consent or not consent, approve or not approve, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to consent or not consent, or to approve or not to approve, or to decide the arrangements or terms are satisfactory or not satisfactory shall be in the sole and absolute discretion of Lender and shall be final and conclusive. If at any time Borrower believes that Lender has not acted reasonably in granting or withholding any approval or consent under this Agreement or any other Loan Document, as to which approval or consent either Lender has expressly agreed to act reasonably, or absent such agreement, a court of law having jurisdiction over the subject matter would require Lender to act reasonably, then Borrower's sole remedy shall be to seek injunctive relief or specific performance and no action for monetary damages or punitive damages shall in any event or under any circumstance be maintained by Borrower against Lender.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed effective as of the day and the year first above written.

                                          BORROWER:

                                          JAMESON INNS, INC.,
                                          a Georgia corporation


                                          By:________________________________
                                             Craig R. Kitchin, President

                                          LENDER:

                                          REPUBLIC BANK,
                                          a Michigan Commercial Bank


                                          By:________________________________
                                             E. Christian Barham, Senior Vice
                                             President

STATE OF GEORGIA                            )
                                            ) SS:
COUNTY OF DEKALB                            )


         Before me, a Notary Public in and for said County and State, personally appeared Craig R. Kitchin, the President of Jameson Inns, Inc., a Georgia corporation, who, after having been duly sworn, acknowledged the execution of the foregoing Loan Agreement on behalf of said corporation.

         WITNESS, my hand and Notarial Seal this ___ day of September, 2000.

                                        _______________________________________

                                        ________________________, Notary Public

My Commission Expires:

_________________________

My County of Residence:

_________________________


STATE OF INDIANA                            )
                                            ) SS:
COUNTY OF MARION                            )

         Before me, a Notary Public in and for said County and State, personally appeared E. Christian Barham, a Senior Vice President of Republic Bank, a Michigan Commercial Bank, who, after having been duly sworn, acknowledged the execution of the foregoing Loan Agreement on behalf of said bank.

         WITNESS, my hand and Notarial Seal this ___ day of September, 2000.


                                        _______________________________________
                                        Jeffrey A. Abrams, Notary Public

My Commission Expires:

     9/20/08


My County of Residence:

     Hamilton

                 MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING

     THIS MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING (the "Instrument") is made this ___ day of September, 2000, between JAMESON INNS, INC., a Georgia corporation, having a mailing address of 8 Perimeter Center East, Suite 8050, Atlanta, GA 30346 ("Borrower"), and REPUBLIC BANK, whose address is 201 S. Capitol Avenue, Suite 650, Indianapolis, IN 46225 ("Lender").

     WHEREAS, Borrower is indebted to Lender in the principal sum of Four Million Seven Hundred Forty-Five Thousand Dollars ($4,745,000.00), which indebtedness is evidenced by Borrower's Promissory Note of even date, together with any and all substitutions, renewals, replacements or modifications which, in each instance, shall be payable to the order of Lender (the "Note"), on or before the 1st day of October, 2010 (the "Maturity Date"), bearing interest at the rate of interest set forth in the Note providing for the payment of principal and interest, together with all future obligations and advances, which obligations and advances shall (upon Borrower's compliance with all applicable terms, conditions and requirements therefor and so long as Borrower is not in default hereunder) be deemed obligatory under this Instrument. The loan from Lender to Borrower, as evidenced by the Note, has been made in accordance with a certain Loan Agreement of even date herewith (the "Loan Agreement") between Borrower and Lender;

     TO SECURE TO LENDER (i) the repayment of the indebtedness evidenced by the Note and the Loan Agreement, together with interest thereon, and all renewals, extensions and modifications thereof, (ii) the performance of all covenants, agreements and obligations of Borrower under the Loan Agreement, and all renewals, extensions and modifications thereof, (iii) the payment of all sums advanced in connection with the Note, together with the payment of all other sums, plus interest thereon, advanced in accordance herewith to protect the security of this Instrument, (iv) the performance of the covenants, agreements and obligations of Borrower herein contained, and all renewals, extensions and modifications hereof, and (v) the performance of all obligations of Borrower under any and all other instruments and documents given to evidence or further secure the obligations provided for herein, and all renewals, extensions and modifications thereof, and on account of all of the foregoing, Borrower hereby MORTGAGES and WARRANTS to Lender, its successors and assigns, all of the estate, right, title and interest of Borrower in, to and under the following described property whether now owned or hereafter held or acquired:

     a. That certain parcel of real property described in Exhibit "A" attached hereto and made a part hereof (the "Land");

     b. All buildings, improvements, structures and tenements now situated or hereafter erected on said Land, all rights to heretofore or hereafter vacated alleys and streets abutting the Land, all easements, rights, appurtenances, rents, royalties, mineral, oil and gas rights and profits, water, water rights and water stock appurtenant to the Land (all such property and the Land, collectively the "Property");

     c. All fixtures and all machinery, equipment and inventory which are now fixtures, including but not limited to, the heating, cooling and ventilating systems, lighting and electrical systems and fixtures, floor coverings, wall coverings, window coverings, ceiling tile and systems, windows, doors, locks, plumbing systems and fixtures and any and all replacements thereof, now or at any time acquired by Borrower and located in, on or about the Property and used or intended to be used in connection therewith, except the computers and software to be financed by Compaq Financial;

     d. All rentals, accounts, revenues, payments, repayments, deposits, income, charges and moneys derived from the use, lease, sublease, rental or other disposition of the Property and the proceeds from any cause of action, tort claim, insurance or condemnation award pertaining thereto;

     e. All permits and licenses of all governmental or regulatory authorities or of any persons, corporations, partnerships, trusts or other entities, used or intended to be used in connection with the Property; and

     f. All personal property and other documents used at or for the benefit of the Property, including, without limitation, inventory, equipment, tools, supplies, materials, books, records, contracts, leases, warranties, maintenance schedules and invoices.

     All of the property described in the foregoing subparagraphs, including all proceeds and products thereof, and all replacements, additions and accessions therefor and thereto, shall be deemed to be and remain a part of the property covered by this Instrument; and all of the foregoing, together with said Property, are herein collectively referred to as the "Mortgaged Property."

     This Instrument shall also secure the unpaid balances of future and additional loan advances not to exceed Eight Million Thousand Dollars ($8,000,000) made at any time while this Instrument remains unreleased of record pursuant to the Loan Documents as defined in the Loan Agreement. Such loan advances are or will be evidenced by the Note and the Loan Agreement. In addition to any other debt or obligation secured hereby, this Instrument shall secure unpaid balances of advances made for the payment of taxes, assessments, insurance premiums, and other costs incurred for the maintenance and protection of the Mortgaged Property including, without limitation, any costs incurred in connection with any appropriate environmental tests, inspections and, if necessary, remediation.

     Borrower covenants, warrants, represents and agrees as follows:

     1. PAYMENT OF OBLIGATIONS. Borrower shall promptly pay when due the principal and interest on the indebtedness evidenced by the Note, any late charges, prepayment premiums or other sums required to be paid by the Note, and all other sums secured by this Instrument, all without relief from valuation and appraisement laws.

          (ii) WARRANTY OF TITLE. Borrower warrants that it is lawfully seized of a fee simple estate in the Land, and has the right to mortgage, convey, grant and assign the Mortgaged Property, that the Property is subject in all cases to no lien, charge or encumbrance other than those approved by Lender as set forth on Exhibit "B" hereto, that this Instrument is and will remain a valid and enforceable first lien on the Property, and that Borrower shall cooperate to preserve such title, and will forever warrant and defend the title, validity and priority of the lien hereof against the claims of all persons and parties whomsoever.

          (iii) APPLICATION OF PAYMENTS. Unless applicable law provides otherwise, all payments received by Lender from Borrower under the Note, the Loan Agreement or this Instrument shall be applied by Lender in the following order of priority: (i) interest payable on advances made pursuant to paragraph 24 hereof, (ii) principal of advances made pursuant to paragraph 24 hereof, (iii) amounts payable to Lender by Borrower under paragraph 5 hereof, (iv) interest payable on the Note, (v) principal of the Note, and (vi) any other sums secured by this Instrument.

          (iv) TAXES AND IMPOSITIONS. Borrower agrees to pay prior to delinquency all real property taxes and assessments, general and special, and all other taxes and assessments of any kind or nature whatsoever, including without limitation, service payments in lieu of real property taxes, non-governmental levies or assessments such as maintenance charges, sewer user charges, owner association dues or charges or fees, levies or charges resulting from covenants, conditions and restrictions affecting the Property, which are assessed or imposed upon the Property, or become due and payable, and which create a lien upon the Property, or any part thereof (all of which taxes, assessments and other charges of like nature are hereinafter referred to as "Impositions"); provided, however, that if, by law, any such Imposition is payable, or may at the option of Borrower be paid, in installments, Borrower may pay the same together with any accrued interest on the unpaid balance of such Imposition in installments as the same become due and before any fine, penalty, interest or cost may be added thereto for the nonpayment of any such installment and interest. Upon Lender's written request, Borrower shall promptly furnish to Lender receipts evidencing such payments. Notwithstanding the foregoing, Borrower shall have the right to contest in good faith by appropriate legal or other proceedings the validity or amount of any such tax, assessment or charge, provided that (a) Borrower gives Lender prior written notice of its intent to contest the same, and (b) Borrower, upon request of Lender, demonstrates to the reasonable satisfaction of Lender that such legal or other proceedings shall operate to prevent the sale of the Mortgaged Property (or any portion thereof) to satisfy the payment of the tax, assessment, or charge in question prior to final determination of such proceedings.

          (v) FUNDS FOR IMPOSITIONS, INSURANCE AND OTHER CHARGES. In the Event of Default by Borrower hereunder, Borrower shall pay to Lender on the day monthly installments are payable under the Note (or on another day designated in writing by Lender), until the Note is paid in full, a sum (herein "Funds") equal to one-twelfth (1/12) of (i) the annual Impositions, and (ii) the yearly premium installments for the insurance required to be carried pursuant to paragraph 6 below, all as reasonably estimated by Lender. Lender shall not be required to pay Borrower any interest, earnings or profits on the Funds and shall have the right to commingle the Funds with the general funds of Lender.

     If the amount of the Funds held by Lender shall exceed the amount reasonably deemed necessary by Lender to provide for the payment of such Impositions, insurance premiums and other charges, as they fall due, such excess shall be credited to Borrower on the next monthly installment or installments of Funds due. If at any time the amount of the Funds held by Lender shall be less than the amount reasonably deemed necessary by Lender to pay Impositions, insurance premiums and other charges as they fall due, Borrower shall pay to Lender an amount necessary to make up the deficiency within thirty (30) days after notice from Lender to Borrower requesting payment thereof. Upon an Event of Default, Lender may, at its option, apply any Funds held by Lender at the time of application (i) to pay Impositions, insurance premiums and other charges, (ii) to pay principal or interest under the Note, or (iii) as a credit against sums secured by this Instrument.

     6. INSURANCE.

     A. Borrower shall at all times keep all buildings, improvements, fixtures and articles of personal property now or hereafter situated on the Land insured against loss or damage by fire and such other hazards as may reasonably be required by Lender, including without limitation: (i) all-risk fire and extended coverage insurance, with vandalism and malicious mischief endorsements, for the full replacement value of the Property, with agreed upon amount and inflation protection endorsements; (ii) if there are tenants under leases at the Property, rent and rental value or business loss insurance for the same perils described in clause (i) above payable at the rate per month and for the period specified from time to time by Lender; (iii) broad form boiler and sprinkler damage insurance in an amount reasonably satisfactory to Lender, if and so long as the Property shall contain a boiler and/or sprinkler system, respectively; (iv) if the Property is located in a flood hazard area, flood insurance in the maximum amount obtainable up to the amount of the indebtedness hereby secured; and (v) such other insurance as Lender may from time to time reasonably require. Borrower also shall at all times maintain comprehensive public liability, property damage and workmen's compensation insurance covering the Property and any employees thereof, with such limits for personal injury, death and property damage as Lender may require. Borrower shall be the named insured under such policies and Lender shall be identified as an additional insured party. All policies of insurance to be furnished hereunder shall be in forms, with companies, in amounts and with deductibles reasonably satisfactory to Lender, with mortgagee clauses attached to all policies in favor of and in form satisfactory to Lender, including a provision requiring that the coverage evidenced thereby shall not be terminated or modified without thirty days prior written notice to Lender and shall contain endorsements that no act or negligence of the insured or any occupant and no occupancy or use of the Property for purposes more hazardous than permitted by the terms of the policies will affect the validity or enforceability of such policies as against Lender. Borrower shall deliver certificates of insurance, and upon Lender's request, all policies, including additional and renewal policies, to Lender, and, in the case of insurance about to expire, shall deliver renewal certificates and upon Lender's request, policies not less than thirty days prior to their respective dates of expiration.

     B. Borrower shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained hereunder unless Lender is included thereon as the loss payee or an additional insured as applicable, under a standard mortgage clause acceptable to Lender and such separate insurance is otherwise acceptable to Lender.

     C. In the event of loss, Borrower shall give immediate notice thereof to Lender, who shall have the sole and absolute right to make proof of loss, and each insurance company concerned is hereby authorized and directed to make payment for such loss directly to Lender (rather than to Borrower and Lender jointly). Lender shall have the right, at its option and in its sole discretion, to apply any insurance proceeds so received after the payment of all of Lender's expenses, either (i) on account of the unpaid principal balance of the Note, irrespective of whether such principal balance is then due and payable, whereupon Lender may declare the whole of the balance of indebtedness hereby secured to be due and payable, or (ii) to the restoration or repair of the property damaged as provided herein. If insurance proceeds are delivered to Borrower by Lender as herein provided, Borrower shall repair, restore or rebuild the damaged or destroyed portion of the Property so that the condition and value of the Property is substantially the same as the condition and value of the Property prior to being damaged or destroyed. In the event Lender permits the application of such insurance proceeds to the cost of restoration and repair of the Property, any surplus which may remain out of said insurance proceeds after payment of such costs shall be applied on account of the unpaid principal balance of the Note, irrespective of whether such principal balance is then due and payable. In the event of foreclosure of this Mortgage, all right, title and interest of Borrower in and to any insurance policies then in force shall pass to the purchaser at the foreclosure sale. At the request of Lender, from time to time, Borrower shall furnish Lender, without cost to Lender, evidence of the replacement value of the Property.

     7. RECEIVERSHIP. Upon an Event of Default (hereafter defined) hereunder or abandonment of the Property, Lender shall be entitled to have and Borrower consents to a receiver appointed by a court to enter upon, take possession of and manage the Property and to collect the rents of the Property including those past due. All rents, collected by the receiver shall be applied first to payment of the costs of management of the Property and collection of income, including, but not limited to receiver's fees, premiums on receiver's bonds and reasonable attorneys' fees, and then to the sums secured by this Instrument. The receiver shall be liable to account only for such income actually received.

     8. CONDEMNATION. Borrower shall immediately notify Lender of any action or proceeding relating to any condemnation or other taking, whether direct or indirect, of the Property, or any part thereof. Borrower hereby authorizes and empowers Lender as attorney-in-fact for Borrower to commence, appear in and prosecute, in the name of Lender or Borrower any action or proceeding relating to any condemnation or other taking of the Property, whether direct or indirect, and to settle or compromise any claim in connection with such condemnation or other taking; provided, however, that nothing contained in this paragraph 8 shall require Lender to incur any expense or take any action hereunder. Borrower hereby assigns to Lender all rights of Borrower in and to the proceeds of any award, payment or claim for damages, direct or consequential, in connection with any such condemnation or other taking, whether direct or indirect, of the Property, or any part thereof, or for conveyances in lieu of condemnation.

     Any such awards, payments, proceeds or damages, or portion thereof to which Borrower is entitled (the "Award"), shall, after the deduction of Lender's expenses incurred in the collection of such Award, be applied by Lender to reduce the amount of the Note or Lender may permit Borrower in Lender's sole discretion to use the Award for the reconstruction, restoration or repair of the Property in compliance with all applicable legal requirements and the requirements of advances under the Loan under the Loan Agreement. If the Award exceeds the cost of reconstruction, restoration or repair, the excess Award, shall, after the deduction of Lender's expenses incurred in the collection of such Award, be applied to the payment of the sums secured by this Instrument, whether or not then due, in the order of application set forth in paragraph 3 hereof, with the balance, if any, to Borrower. Unless Borrower and Lender otherwise agree in writing, any application of proceeds to principal shall not extend or postpone the due date, modify the release prices set forth in the Loan Agreement or change the amount of the monthly installments required by the Note. Borrower agrees to execute such further evidence of assignment of any awards, proceeds, damages or claims arising in connection with such condemnation or taking as Lender may require.

     9. PRESERVATION AND MAINTENANCE OF PROPERTY. Borrower (i) shall not commit waste or permit impairment or deterioration of the Property and shall not abandon the Property, (ii) shall reconstruct, restore or repair promptly and in a good and workmanlike manner all or any part of the Property to the equivalent of its original condition, or such other condition as Lender may approve in writing, in the event of any damage, injury or loss thereto, whether or not insurance proceeds or condemnation awards or damages are available or adequate to cover, in whole or in part, the costs of such reconstruction, restoration or repair, (iii) shall keep the Property in good order, condition and repair and shall replace fixtures, equipment, machinery and appliances on the Property when necessary to keep such items in good repair, and will make or cause to be made, as and when the same shall become necessary, all structural and nonstructural, interior and exterior, ordinary and extraordinary, foreseen and unforeseen repairs, replacements and renewals necessary to that end, (iv) shall comply with all zoning, building, health and environmental laws, ordinances and regulations, and all other laws, regulations and requirements of any governmental body or agency having jurisdiction over the Property, or the use and occupancy thereof by Borrower, and (v) shall comply with all covenants and agreements of record affecting the Property. Neither Borrower nor any other person shall remove, demolish or alter any improvement now existing or hereafter erected on the Property without the prior written consent of Lender.

     10. USE OF PROPERTY. Unless Lender has otherwise agreed in writing, Borrower shall not allow changes in the use for which all or any part of the Property was used at the time this Instrument was executed. Borrower shall not initiate, approve, participate in or acquiesce to any change in or modification to the zoning in effect for the Property or any portion thereof unless Lender shall consent to such action.

     11. LIENS. Borrower shall promptly discharge any lien which has, or may have, priority over or equality with the lien of this Instrument, and Borrower shall pay, when due, the claims of all persons supplying labor or materials to or in connection with the Property. In the event a mechanic's lien shall be filed against the Property, Borrower shall cause same to be satisfied or bonded off within thirty (30) days after the filing thereof. Without Lender's prior written consent, Borrower shall not create, suffer, permit or allow any statutory lien or other lien or encumbrance inferior or superior to or having parity with this Instrument to be created or perfected against the Property. Borrower hereby covenants and agrees that Lender shall be subrogated to the lien of any mortgage or other lien discharged, in whole or in part, by the indebtedness secured hereby.

     12. INSPECTION AND ADDITIONAL DOCUMENTATION. Lender, at reasonable times during business hours may make or cause to be made reasonable entries upon and inspections of the Property to assure compliance with the terms hereof.

     13. BOOKS AND RECORDS. Borrower shall keep and maintain at all times in Atlanta, Georgia, or at such other place as Lender approves in writing, complete and accurate books of accounts and records adequate to reflect correctly the results of the operation of the Property and copies of all written contracts, leases and other instruments which affect the Property. Such books, records, contracts, leases and other instruments shall be subject to examination and inspection at any reasonable time by Lender.

     14. TRANSFERS OF THE PROPERTY OR BENEFICIAL INTERESTS IN BORROWER. Borrower shall not, directly or indirectly, sell, transfer, assign, convey, mortgage, or otherwise dispose of the Property, or any part or parts thereof, or any legal or equitable interest therein, including disposition by land installment contract, except as provided in the Loan Agreement, nor shall Borrower create or permit to occur any changes, direct or indirect, in the ownership or control of Borrower without Lender's consent.

     15. ASSIGNMENT OF ACCOUNTS, RENTS AND LEASES. As part of the consideration for the indebtedness evidenced by the Note, Borrower hereby absolutely and unconditionally assigns and transfers to Lender all of the occupancy agreements and leases now existing or hereafter entered into with respect to the Property, and all modifications, renewals and extensions thereof (collectively the "Leases") and all the rents, accounts and revenues, which shall include all deposits, of the Property, including those now due, past due, or to become due by virtue of any of the Leases or any other agreement for the occupancy or use of all or any part of the Property, regardless as to whom the rents, accounts and revenues of the Property are payable; provided, however, that prior to an Event of Default under this Instrument, Borrower shall exercise all of its rights under the Leases and shall collect and receive all of the rents, accounts and revenues of the Property, and Borrower shall apply the rents, accounts and revenues so collected to current operating expenses of the Property and current amounts due Lender with the balance, so long as no such Event of Default has occurred, to the account of Borrower. Upon an Event of Default hereunder, and without the necessity of Lender entering upon and taking and maintaining full control of the Property in person, by agent or by a court-appointed receiver, Lender shall immediately (i) be entitled to exercise all of the rights of Borrower under the Leases, and (ii) be entitled to possession of all rents, accounts and revenues of the Property as specified in this paragraph 15 as the same become due and payable, including but not limited to rents, accounts and revenues then due and unpaid. At the time of any such Event of Default, any such rents, accounts and revenues then held by Borrower shall immediately be held by Borrower as trustee for the benefit of Lender only. Borrower agrees that commencing upon an Event of Default, each occupant of the Property shall make such rents, accounts and revenues payable to and pay such rents, accounts and revenues to Lender or Lender's agents on Lender's written demand to each occupant therefor, delivered to each occupant personally, by mail or by delivering such demand to each rental unit, without any liability on the part of said occupant to inquire further as to the existence of a default by Borrower. Unless Lender takes possession of the property or exercises control over it, Lender shall not be liable for any loss sustained by the Borrower resulting from any failure by Lender either to collect the rents, accounts and revenues of the Property or in exercising or failing to exercise any of the rights of Borrower under the Leases. Lender shall have no liability to any occupant under any of the Leases for the performance or observance of any of the terms, conditions or obligations contained therein unless Lender takes possession of the Property.

     16. UNIFORM COMMERCIAL CODE SECURITY AGREEMENT. In addition to being a mortgage, this Instrument is intended to be a security agreement pursuant to the Uniform Commercial Code as enacted in the state wherein the Property is located, for any of the items specified above as part of the Property which, under applicable law, may be subject to a security interest pursuant to the Uniform Commercial Code, and Borrower hereby grants to Lender a security interest in said items. Borrower agrees that Lender may file this Instrument, or a reproduction thereof, in the real estate records or other appropriate index, as a financing statement filed as a fixture filing with respect to all items constituting a part of the collateral which are or are to become fixtures related to the Property, in accordance with I.C. Section 26-1-9-402(6). The information required under I.C. Section 26-1-9-402 is set forth in other provisions of this Instrument. Borrower is the record owner of the Property. Any reproduction of this Instrument or of any other security agreement or financing statement shall be sufficient as a financing statement. In addition, Borrower agrees to execute and deliver to Lender, upon Lender's request, any financing statements, as well as extensions, renewals and amendments thereof, and reproductions of this Instrument in such form as Lender may require to perfect a security interest with respect to said items. Borrower shall pay all costs of filing such financial statements and any extensions, renewals, amendments and releases thereof, and shall pay all reasonable costs and expenses of any record searches for financing statements which Lender may require. Without the prior written consent of Lender, Borrower shall not create or suffer to be created pursuant to the Uniform Commercial Code any other security interest in said items, including replacements and additions thereto. Upon an Event of Default, Lender shall have the remedies of a secured party under the Uniform Commercial Code and, at Lender's option, may also invoke the remedies provided in this Instrument as to such items. In exercising any of said remedies, Lender may proceed against the items of real property and any items of personal property specified above as part of the Property, separately or together and in any order whatsoever, without in any way affecting the availability of Lender's remedies under the Uniform Commercial Code or of the remedies provided in this Instrument.

     17. LEASE AND SUBLEASES. Borrower shall comply with and observe Borrower's obligations as landlord under all Leases of the Property or any part thereof. All Leases now or hereafter entered into by Borrower will be in form and substance subject to the reasonable approval of Lender. All Leases of the Property to which Borrower is a party shall specifically provide that (i) such Leases are and shall remain subordinate to this Instrument, (ii) that the occupant thereof shall attorn to Lender, such attornment to be effective upon Lender's acquisition of title to Borrower's interest in the Property, (iii) that the occupant agrees to execute such further evidence of attornment and/or subordination as Lender may from time to time request, and (iv) that the attornment of the occupant shall not, in any event, be terminated by foreclosure. Borrower shall not, without Lender's written consent, modify, amend, surrender or terminate, either orally or in writing, any of the Leases now existing or hereafter made by Borrower with respect to all or any part of the Property except for an extension of the Lease with Jameson Hospitality, LLC or in the ordinary course of business. Borrower shall not, without Lender's written consent, permit an assignment or sublease of any such Leases or request or consent to the subordination of any such Leases to which Borrower is a party to any lien subordinate to this Instrument. If Borrower becomes aware that any occupant proposes to do, or is doing, any act or thing which may give rise to any right of set-off against rent, accounts or revenues, Borrower shall (i) take such steps as shall be reasonably calculated to prevent the accrual of any right to a set-off against rent, accounts or revenues (ii) notify Lender thereof and of the amount of such set-off, and (iii) within ten (10) days after such accrual, take such other steps as shall effectively discharge such set-off and as shall assure that rents, accounts or revenues thereafter due shall continue to be payable without set-off or deduction.

     18. ENVIRONMENTAL COMPLIANCE. Borrower represents, to the best of its knowledge, that the Property is in compliance with all applicable Environmental Laws (as hereinafter defined) and that the Property does not contain any Hazardous Materials (as hereinafter defined) except as previously disclosed in writing to Lender. Upon the request of Lender, Borrower covenants and agrees that Borrower, at Lender's request, shall deliver and pay for an environmental audit prepared by an engineer acceptable to Lender which discloses no evidence of the existence of any other Hazardous Materials on or in the Property. Borrower covenants and agrees that such environmental audit does not relieve Borrower from performing its own environmental audit or complying with Environmental Laws. Borrower represents and warrants that it has not caused or permitted any Hazardous Material to be placed on or in the Property in violation of any Environmental Laws and that to the best of its knowledge, there are no conditions currently existing or with the passage of time which would require or are likely to require clean-up, removal, remedial action, or other response pursuant to the Environmental Laws except as previously disclosed in writing to Lender. Borrower represents and warrants that to the best of its knowledge the Property has not been used as a dump site or storage site for Hazardous Materials, and Borrower will not cause or permit the use of the Property or cause the use of any parcel adjacent thereto as a dump site or storage site for Hazardous Materials other than in compliance with applicable Environmental Laws, nor will Borrower cause or permit any contamination on any part of the Property or cause the contamination of any adjacent parcel. Borrower represents and warrants that all Hazardous Materials (other than cleaning materials and other products customarily utilized in the maintenance and operation of hotels) which have been or may be used by any person for any purpose upon the Property have been and will be disclosed in writing to Lender and have been and shall be used and stored thereon only in a safe manner, and in accordance with all industrial standards and Environmental Laws. Borrower represents and warrants that Borrower is not a party to any litigation or administrative proceeding, nor, to the best of its knowledge, is any litigation or administrative proceeding threatened against it, which asserts or alleges that there is any violation of Environmental Laws with respect to the Property, nor is the Property subject to any judgment, decree, order or citation relating to or arising out of Environmental Laws and no permits or licenses are required under Environmental Laws relating to the Property. Borrower covenants and agrees to provide to Lender, immediately upon receipt by Borrower, copies of any correspondence, notice, pleading, citation, indictment, complaint, order, decree or other document from any source asserting or alleging a circumstance or condition which requires or may require a clean-up, removal, remedial action, or other response by or on the part of Borrower under the Environmental Laws or which seeks criminal or punitive penalties from Borrower for an alleged violation of Environmental Laws. Borrower further covenants and agrees to advise Lender as soon as Borrower becomes aware of any condition or circumstance which makes the covenants and warranties contained herein or in any other loan document incomplete or inaccurate. Borrower represents and warrants that the Property is not "property" as defined and described in the Indiana Responsible Property Transfer Law (IRPTL) (I.C. Section 13-25-3-1 et. seq.).

     For purposes of this Instrument, the term "Environmental Laws" shall mean and refer to all federal, state and local laws relating to environmental matters, including, without limitation, those relating to fines, orders, injunctions, penalties, damages, contribution, permits, cost recovery compensation, losses or injuries resulting from the release or threatened release of hazardous materials and the generation, use, storage, transportation or disposal of hazardous materials in any manner applicable to Borrower or the Property, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 and the Super Fund Amendments and Reauthorization Act (42 USC Section 9601 et. seq.), the Hazardous Materials Transportation Act (49 USC Section 1801 et. seq.), the Resource Conservation and Recovery Act of 1976 (42 USC Section 6901 et. seq.), the Federal Water Pollution Control Act (33 USC Section 1251 et. seq.), the Clean Air Act (42 USC Section 7401 et. seq.), the Toxic Substances Control Act of 1976 (15 USC Section 2601 et. seq.), the Safe Drinking Water Act (42 USC Section 300F-300J-11 et. seq.), the Occupational Safety and Health Act of

1970 (29 USC Section 651 et. seq.) and the Emergency Planning and Community Right to Know Act (42 USC Section 11001 et. seq.), each as heretofore and hereafter amended or supplemented, and any analogous future or present local, state or federal statues, rules and regulations promulgated thereunder or pursuant thereto, and any other present or future law, ordinance, rule, regulation, permit or permit condition, order or directive addressing environmental, health, or safety issues of or by the federal government, any state or any political subdivision thereof, or any agency, court, or body of the federal government, any state or any political subdivision thereof, exercising executive, legislative, judicial, regulatory or administrative functions which are applicable to the Property.

     In addition, for purposes of this Instrument, the term "Hazardous Materials" shall mean and refer to (a) any chemical, material or substance defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous waste," "restricted hazardous waste," "toxic pollutants," "contaminants," "pollutants," "toxic substances" or words of similar import under any applicable local, state or federal law or under the regulations adopted or publications promulgated pursuant thereto, including, without limitation, Environmental Laws, (b) any oil, petroleum or petroleum derived substance, any drilling fluids, produced waters or other wastes associated with the exploration, development or production of crude oil, any flammable substances or explosives, any radioactive materials, any hazardous wastes or substances, any toxic wastes or substances or any other materials or pollutants which (i) pose a hazard to the Property or to persons on or about the Property, or (ii) cause the Property to be in violation of any Environmental Laws, (c) asbestos and asbestos-containing-materials, radon gas, urea formaldehyde, or transformers or other electrical equipment which contain any oil or dielectric fluid containing polychlorinated biphenyls, and
(d) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority.

     19. ACCELERATION. Any of the following shall be an Event of Default hereunder: (a) any Event of Default (as therein defined) under the Loan Agreement, or (b) a default under Section 15 hereof, upon which Lender, at Lender's option, may declare all of the sums secured by this Instrument to be immediately due and payable without notice to or further demand of Borrower.

     20. FORECLOSURE; EXPENSE OF LITIGATION.

     A. When all or any part of the indebtedness hereby secured shall become due, whether by acceleration or otherwise, Lender shall have the right to foreclose the lien hereof for such indebtedness or part thereof and/or exercise any right, power or remedy provided in this Mortgage or any of the other Loan Documents. It is further agreed that if default be made in the payment of any part of the secured indebtedness, as an alternative to the right of foreclosure for the full secured indebtedness after acceleration thereof, Lender shall have the right to institute partial foreclosure proceedings with respect to the portion of said indebtedness so in default, as if under a full foreclosure, and without declaring the entire secured indebtedness due (such proceeding being hereinafter referred to as a "partial foreclosure"), and provided that if foreclosure sale is made because of default of a part of the secured indebtedness, such sale may be made subject to the continuing lien of this Mortgage for the unmatured part of the secured indebtedness. It is further agreed that such sale pursuant to a partial foreclosure shall not in any manner affect the unmatured part of the secured indebtedness, but as to such unmatured part, the lien hereof shall remain in full force and effect just as though no foreclosure sale had been made under the provisions of this Paragraph. Notwithstanding the filing of any partial foreclosure or entry of a decree of sale in connection therewith, Lender may elect at any time prior to a foreclosure sale pursuant to such decree to discontinue such partial foreclosure and to accelerate the entire secured indebtedness by reason of any uncured Event of Default upon which such partial foreclosure was predicated or by reason of any other Event of Default and proceed with full foreclosure proceedings. It is further agreed that several foreclosure sales may be made pursuant to partial foreclosures without exhausting the right of full or partial foreclosure sale for any unmatured part of the secured indebtedness. In the event of a foreclosure sale, Lender is hereby authorized, without the consent of Borrower, to assign any and all insurance policies to the purchaser at such sale or to take such other steps as Lender may deem advisable to cause the interest of such purchaser to be protected by any of such insurance policies.

     B. In any suit to foreclose or partially foreclose the lien hereof, there shall be allowed and included as additional indebtedness in the decree for sale all expenditures and expenses which may be paid or incurred by or on behalf of Lender for reasonable attorneys' fees, appraisers' fees, outlays for documentary and expert evidence, stenographers' charges, publication costs, and costs (which may be estimated as to items to be expended after entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies, and similar data and assurances with respect to the title as Lender may deem reasonably necessary either to prosecute such suit or to evidence to bidders at any sale which may be had pursuant to such decree the true condition of the title to or the value of the Property. All expenditures and expenses of the nature mentioned in this paragraph and such other expenses and fees as may be incurred in the enforcement of Borrower's obligations hereunder, the protection of said Property and the maintenance of the lien of this Mortgage, including the reasonable fees of any attorney employed by Lender in any litigation or proceeding affecting this Mortgage, the Note, or the Property, including probate and bankruptcy proceedings, or in preparations for the commencement or defense of any proceeding or threatened suit or proceeding shall be immediately due and payable by Borrower, with interest thereon at the Default Rate and shall be secured by this Mortgage.

     21. APPLICATION OF PROCEEDS OF FORECLOSURE SALE. The proceeds of any foreclosure (or partial foreclosure) sale of the Property shall be distributed and applied in the following order of priority: first, to all costs and expenses incident to the foreclosure proceedings, including all such items as are mentioned in paragraph 15 above; second, to all other items which may under the terms hereof constitute secured indebtedness additional to that evidenced by the Note, with interest thereon as provided herein or in the other Loan Documents; third, to all principal and interest remaining unpaid on the Note; and fourth, any surplus to Borrower, its successors or assigns, as their rights may appear or to any other party legally entitled thereto. Notwithstanding anything in this paragraph 21 to the contrary, the proceeds of any foreclosure sale shall be applied in accordance with all applicable laws.

     22. APPOINTMENT OF RECEIVER. Upon or at any time after the filing of a complaint to foreclose (or partially foreclose) this Mortgage, the court in which such complaint is filed shall, upon petition by Lender, appoint a receiver for the Property. Such appointment may be made either before or after sale, without notice, without regard to the solvency or insolvency of Borrower at the time of application for such receiver and without regard to the value of the Property or whether the same shall be then occupied as a homestead or not and Lender hereunder or any other holder of the Note may be appointed as such receiver. Such receiver shall have power to collect the rents, issues and profits of the Property (i) during the pendency of such foreclosure suit, (ii) in case of a sale and a deficiency, during the full statutory period of redemption, whether there be redemption or not, and (iii) during any further times when Borrower, but for the intervention of such receiver, would be entitled to collect such rents, issues and profits. Such receiver also shall have all other powers and rights that may be necessary or are usual in such cases for the protection, possession, control, management and operation of the Property during said period, including, to the extent permitted by law, the right to lease all or any portion of the Property for a term that extends beyond the time of such receiver's possession without obtaining prior court approval of such lease. The court from time to time may authorize the application of the net income received by the receiver in payment of (a) the indebtedness secured hereby, or by any decree foreclosing this Mortgage, or any tax, special assessment or other lien which may be or become superior to the lien hereof or of such decree, provided such application is made prior to foreclosure sale, and
(b) any deficiency upon a sale and deficiency.

     23. LENDER'S RIGHT OF POSSESSION IN CASE OF DEFAULT. At any time after an Event of Default has occurred, Borrower shall, upon demand of Lender, surrender to Lender possession of the Property. Lender, in its discretion, may, with or without process of law, enter upon and take and maintain possession of all or any part of the Property, together with all documents, books, records, papers and accounts relating thereto, and may exclude Borrower and its employees, agents or servants therefrom, and Lender may then hold, operate, manage and control the Property, either personally or by its agents. Lender shall have full power to use such measures, legal or equitable, as in its discretion may be deemed proper or necessary to enforce the payment or security of the avails, rents, issues, and profits of the Property, including actions for the recovery of rent, actions in forcible detainer and actions in distress for rent. Without limiting the generality of the foregoing, Lender shall have full power to:

     A. make any repairs, renewals, replacements, alterations, additions, betterments and improvements to the Property as Lender deems are necessary;

     B. insure and reinsure the Property and all risks incidental to Lender's possession, operation and management thereof; and

     C. receive all of such avails, rents, issues and profits.

     24. PROTECTION OF LENDER'S SECURITY. If Borrower fails to perform the covenants and agreements contained in this Instrument or if any action or proceeding is commenced which affects the Property or title thereto or the interest of Lender therein, including, but not limited to, eminent domain, insolvency, code enforcement, or arrangements or proceedings involving a bankrupt or decedent, then, at Lender's option, Lender may make such appearances, disburse such sums and take such actions as Lender reasonably deems necessary, in its sole discretion, to protect Lender's interest herein, including, but not limited to, (i) disbursement of reasonable attorney fees,
(ii) entry upon the Property to make reasonable repairs or to conduct any reasonably appropriate environmental tests and inspections or to perform any necessary remediation, (iii) procurement of satisfactory insurance, and (iv) payment of Impositions.

     Any amounts disbursed by Lender pursuant to this paragraph 24, together with interest thereon, shall become additional indebtedness of Borrower secured by this Instrument. Unless Borrower and Lender agree to other terms of payment, such amounts shall be immediately due and payable and shall bear interest from the date of disbursement at a rate equal to the Default Rate of interest set forth in the Note. Nothing contained in this paragraph 20 shall require Lender to incur any expense or take any action hereunder.

     25. BORROWER AND LIEN NOT RELEASED. From time to time, Lender may, at Lender's option, after giving twenty-four (24) hours' notice but without obtaining the consent of Borrower, or its successors or assigns, without liability on Lender's part and notwithstanding the breach of any covenant or agreement of Borrower in this Instrument, extend the time for payment of the indebtedness evidenced by the Note or any part thereof, reduce the payments thereon, release anyone liable on any of said indebtedness, accept a renewal note or notes therefor, agree with Borrower, in writing, to modify the terms and time of payment of said indebtedness, release from the lien of this Instrument any part of the Mortgaged Property, take or release other or additional security, reconvey any part of the Mortgaged Property, consent to any map or plan of the Property, consent to the granting of any easement, join in any extension or subordination agreement, and agree in writing with Borrower to modify the rate of interest or period of amortization of the Note. Any actions taken by Lender pursuant to the terms of this paragraph 25 shall not affect the obligation of Borrower, or Borrower's successors or assigns, to pay the sums secured by this Instrument and to observe the covenants of Borrower contained herein, shall not affect the guaranty of any person, corporation, partnership or other entity for payment of the indebtedness secured hereby, and shall not affect the lien or priority of the lien hereof on the Mortgaged Property. Borrower shall pay Lender a reasonable service charge, together with such title insurance premiums and attorney fees as may be incurred, at Lender's option, for any such action if taken at Borrower's request.

     26. FORBEARANCE BY LENDER NOT A WAIVER. Any forbearance by Lender in exercising any right or remedy hereunder, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any such right or remedy. The acceptance by Lender of payment of any sum secured by this Instrument after the due date of such payment shall not be a waiver of Lender's right to either require prompt payment when due of all other sums so secured or to declare a default for failure to make prompt payment.

     27. ESTOPPEL CERTIFICATE. Borrower shall, within ten (10) days of written request from Lender, furnish Lender with a written statement, duly acknowledged, setting forth the sums secured by this Instrument and any right of set-off, counterclaim or other defense which exists against such sums and the obligations of Borrower under the Note and this Instrument.

     28. NOTICE. Except for any notice required under applicable law to be given in another manner, any notice to Borrower provided for in this Instrument shall be given by personal delivery or by mailing such notice by registered or certified mail, return receipt requested, addressed to Borrower at Borrower's address set forth in the original paragraph hereof, or at such other address as Borrower may designate by notice to Lender as provided herein, and any notice to Lender shall be given by personal delivery or by mailing such notice by registered or certified mail, return receipt requested, to Lender's address stated herein or to such other address as Lender may designate by notice to Borrower as provided herein, with a copy to Jeffrey A. Abrams, Dann Pecar Newman & Kleiman, 2300 One American Square, Indianapolis, Indiana 46282. Any notice provided for in this Instrument and sent by registered or certified mail shall be deemed to have been given two (2) days following the proper mailing of such notice.

     29. SUCCESSORS AND ASSIGNS BOUND; JOINT AND SEVERAL LIABILITY; AGENTS; CAPTIONS. The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective successors and assigns of Lender and Borrower, subject to the provisions of paragraph 14 hereof. This Instrument, and any instrument or documents made in connection herewith may be assigned by the Lender without the consent of Borrower. All covenants and agreements of Borrower shall be joint and several. In exercising any rights hereunder or taking any actions provided for herein, Lender may act through its employees, agents or independent contractors as authorized by Lender. The captions and headings of the paragraphs of this Instrument are for convenience only and are not to be used to interpret or define the provisions hereof.

     30. GOVERNING LAW; SEVERABILITY. This Instrument shall be construed under and governed by the laws of the state of Indiana. In the event that any provision of this Instrument or the Note conflicts with applicable law, such conflict shall not affect any other provisions of this Instrument or the Note which can be given effect without the conflicting provisions, and to this end the provisions of this Instrument and the Note are declared to be severable.

     31. WAIVER OF STATUTE OF LIMITATIONS. Borrower hereby waives the right to assert any statute of limitation as a bar to the enforcement of the lien of this Instrument or to any action brought to enforce the Note or any other obligation secured by this Instrument. Notwithstanding the foregoing, nothing in this paragraph is intended to constitute a waiver of the rights of Borrower and Lender under I.C. 32-8-16-1.5, it being agreed that the parties may mutually consent to such waiver in a separate subsequent writing.

     32. WAIVER OF MARSHALLING. Notwithstanding the existence of any other security interests in the Mortgaged Property held by Lender or by any other party, Lender shall have the right to determine the order in which any or all of the Mortgaged Property shall be subjected to the remedies provided herein. Lender shall have the right to determine the order in which any or all portions of the indebtedness secured hereby are satisfied from the proceeds realized upon the exercise of the remedies provided herein. Borrower, any party who consents to this Instrument and any party who now or hereafter acquires a security interest in the Mortgaged Property and who has actual or constructive notice hereof, hereby waives any and all right to require the marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein.

     33. FUTURE ADVANCES. Lender, prior to release of this Instrument, may make one or more future advances to Borrower not to exceed a total indebtedness of Eight Million Dollars ($8,000,000), which future advances shall, in each instance, be secured by this Mortgage in accordance with I.C. Section 32-8-11-9. Such future advances, with interest thereon, shall be secured by this Instrument, whether made (i) under the Note, or (ii) under any substitution, renewal, replacement or modification of the Note, when evidenced by substitution, renewal, replacement or modification agreements or notes stating that such agreements or notes are secured by this Instrument. Borrower shall be entitled to future advances, if any, in accordance with the Note, or any substitution, renewal, replacement or modification thereof in accordance with all applicable terms, conditions, and requirements for such future advances and, so long as Borrower is not in default hereunder or Borrower is not in default thereunder, such future advances shall be deemed obligatory advances under this Instrument.

     34. CHANGES IN LAW REGARDING TAXATION. In the event of the passage after the date of this Instrument of any law of the State of Indiana deducting from the value of real property for the purpose of taxation, any lien or encumbrance thereon or changing in any way the laws of the taxation of mortgages or debts secured by mortgages for state or local purposes or the manner of the collection of any such taxes, and imposing a tax, either directly or indirectly, on this Instrument, the Note or the indebtedness, the Borrower shall, if permitted by law, pay any tax imposed as a result of any such law within the statutory period or within fifteen (15) days after demand by Lender, whichever is less, provided, however, that if in the opinion of the attorneys for Lender, the Borrower is not permitted by law to pay such taxes, the Lender, at Lender's option, may declare all of the sums secured by this Instrument to be immediately due and payable without notice to or further demand of Borrower and pursue all remedies provided hereunder.

     35. CONSENT TO JURISDICTION. BORROWER HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY BORROWER AND ARISING DIRECTLY OR INDIRECTLY OUT OF THIS INSTRUMENT OR ANY OF THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN THE CIRCUIT OR SUPERIOR

COURT OF MARION COUNTY, INDIANA, OR THE UNITED STATES DISTRICT COURT
FOR THE SOUTHERN DISTRICT OF INDIANA OR, IF LENDER INITIATES SUCH ACTION, ANY COURT IN WHICH LENDER SHALL INITIATE SUCH ACTION AND WHICH HAS JURISDICTION. BORROWER HEREBY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED BY LENDER IN ANY OF SUCH COURTS, AND HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREES THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS TO WHICH NOTICES ARE TO BE SENT PURSUANT TO THIS INSTRUMENT. BORROWER WAIVES ANY CLAIM THAT MARION COUNTY, INDIANA OR THE SOUTHERN DISTRICT OF INDIANA IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE. SHOULD BORROWER, AFTER BEING SO SERVED, FAIL TO APPEAR OR ANSWER TO ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THE NUMBER OF DAYS PRESCRIBED BY LAW AFTER THE MAILING THEREOF, BORROWER SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED BY LENDER AGAINST BORROWER AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE EXCLUSIVE CHOICE OF FORUM FOR BORROWER SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT, BY LENDER, OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING, BY LENDER, OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND BORROWER HEREBY WAIVES THE RIGHT, IF ANY, TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION.

     36. WAIVER OF TRIAL BY JURY. BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND LENDER BY ITS ACCEPTANCE OF THE NOTE AND THIS INSTRUMENT IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THE NOTE, THIS INSTRUMENT OR ANY OTHER DOCUMENT OR INSTRUMENT HERETOFORE, NOW OR HEREAFTER EXECUTED AND/OR DELIVERED IN CONNECTION THEREWITH, THE LOAN SECURED BY THIS INSTRUMENT OR IN ANY WAY RELATED TO THIS TRANSACTION OR OTHERWISE WITH RESPECT TO THE PROPERTY.

     IN WITNESS WHEREOF, the said Borrower hereunder duly authorized, has caused this Instrument to be executed.

                                           JAMESON INNS, INC.,
                                           a Georgia corporation


                                           By:___________________________
                                              Craig R. Kitchin, President

STATE OF GEORGIA                            )
                                            ) SS:
COUNTY OF DEKALB                            )

         Before me, a Notary Public in and for said County and State, personally appeared Craig R. Kitchin, the President of Jameson Inns, Inc., a Georgia corporation, who, after having been duly sworn, acknowledged the execution of the foregoing Mortgage, Security Agreement and Fixture Filing on behalf of said corporation.

         WITNESS, my hand and Notarial Seal this ___ day of September, 2000.


                                        _______________________________________

                                        ________________________, Notary Public

My Commission Expires:

_________________________

My County of Residence:

_________________________

This instrument prepared by and after recording return to:  Jeffrey A. Abrams,
---------------------------------------------------------
Esq., DANN PECAR NEWMAN & KLEIMAN, P.C., 2300 One American Square, Box 82008, Indianapolis, IN 46282, 317-632-3232.

                                    EXHIBIT B

                              Permitted Exceptions

General real estate taxes for the year 2000 and each year thereafter not yet due and payable.

Exception Nos. _________________ reflected by the preliminary title binder dated ________, 2000, Commitment No. _________, issued by ___________________.

                    ASSIGNMENT OF DEPOSITS, LEASES AND RENTS


     THIS ASSIGNMENT, executed to be effective as of the ___ day of September, 2000 by JAMESON INNS, INC., a Georgia corporation, having a mailing address of 8 Perimeter Center East, Suite 8050, Atlanta, GA 30346 (hereinafter referred to as the "Assignor"), to REPUBLIC BANK, a Michigan Commercial Bank, having a banking office at 201 South Capitol Avenue, Suite 650, Indianapolis, IN 46225 (hereinafter referred to as the "Assignee"),

                              W I T N E S S E T H:

     FOR VALUE RECEIVED, Assignor hereby grants, transfers and assigns to the Assignee all of the right, title and interest of Assignor in and to all leases, room agreements or deposits, now or hereafter entered into whether oral or written, including any occupancy agreements, or the leases with the occupants or the tenants described in Exhibit "B" attached hereto, which demise any portion of the real estate located in Marion County, Indiana, described in Exhibit "A" attached hereto and by reference made a part hereof (hereinafter referred to as the "Premises"), together with any and all extensions and renewals thereof (all such occupancy agreements and leases being hereinafter collectively referred to as the "Leases"), together with any guaranty of any occupants' or tenants' obligations (all such occupants' or tenants' guaranties being hereinafter collectively referred to as the "Guaranties"), together with the immediate and continuing right to collect and receive all rents, income, payments and profits arising out of said Leases, Guaranties or out of the Premises or any part thereof, including but not limited to all rents, income, payments and profits arising from the operation of any business on the Premises (hereinafter referred to as the "Rents"), together with the right to proceeds payable to Assignor pursuant to any purchase options on the part of the occupants or the tenants under the Leases, together with all payments derived therefrom including but not limited to claims for the recovery of damages done to the Premises or for the abatement of any nuisance existing thereon, claims for damages resulting from default under said Leases whether resulting from acts of insolvency or acts of bankruptcy or otherwise, and lump sum payments for the cancellation of said Leases or the waiver of any obligation or term thereof prior to the expiration date and the return of any insurance premiums or ad valorem tax payments made in advance and subsequently refunded.

             AND THE ASSIGNOR FURTHER AGREES, ASSIGNS AND COVENANTS:

     1. Indebtedness and Obligations Secured. This Assignment is given as security for the performance and observance of the covenants and agreements herein contained and any other agreement executed by Assignor to Assignee in connection with the indebtedness secured hereby and to secure the payment when due of the principal of and interest on all present and future indebtedness and obligations of Assignor, individually or with others, in accordance with the terms and conditions of such indebtedness and obligations, whether direct or indirect, absolute of contingent and whether evidenced by promissory notes, agreements, checks, drafts, letters of credit, bills, overdrafts, open accounts or otherwise, including but not limited to the indebtedness evidenced by a certain promissory note executed by Assignor of even date and concurrently with this Assignment and payable to the order of Assignee in the principal sum of Four Million Seven Hundred Forty-Five Thousand Dollars ($4,745,000.00) or any notes in renewal thereof (such promissory note, and/or any promissory note which is a direct or remote renewal, extension, modification, amendment, restatement, or replacement of such promissory note, as may be from time to time modified or amended is hereinafter referred to as the "Note"), with interest thereon at the rate and payable in a manner described in the Note, and including any and all extensions, renewals, increases, modifications, amendments, restatements and replacements of any of the foregoing. In addition to any other indebtedness and obligations secured by this Assignment, this Assignment secures any and all future advances, together with any interest thereon, which are made by Assignee to or for the benefit of Assignor.

     2. Performance of Leases. Assignor will, at its own cost and expense perform, comply with and discharge all of the obligations of Assignor under any Leases and use its best efforts to enforce or secure the performance of each obligation and undertaking of the respective occupants or tenants under any such Leases and will appear in and defend, at its own cost and expense, any action or proceedings arising out of or in any manner connected with Assignor's interest in any Leases of the Premises. Assignor will not borrow against, pledge or assign any rentals due under the Leases nor consent to a subordination or assignment of the interest of the occupants or the tenants thereunder to any party other than Assignee, nor anticipate the rents thereunder for more than one
(1) month in advance or reduce the amount of rents and other payments thereunder, nor incur any indebtedness to the occupants or tenants under such Leases without the prior written consent of Assignee. With respect to all Leases of the Premises, Assignor agrees that it will not execute new Leases or modify, extend, renew, terminate accept a surrender of or in any way alter the terms of the Leases nor waive, excuse, condone or in any manner release or discharge the occupants or tenants of or from their obligations, covenants and agreements to be performed without the prior written consent of Assignee. Assignor will deliver copies of all lease amendments and new leases to Assignee within ten
(10) days prior to execution.

     3. Guaranties. Assignor will use its best efforts to enforce or secure the performance of each obligation and undertaking of any guarantor under the Guaranties. Assignor agrees that it will not modify, extend, renew, terminate, accept a surrender of or in any way alter the terms of any of the Guaranties, nor waive, excuse, condone or in any manner release or discharge occupant's or tenant's or any other guarantor of or from their obligations, covenants and agreements to be performed without the prior written consent of Assignee.

     4. Protect Security. Assignor shall, at Assignor's sole cost and expense, appear in and defend any action or proceeding arising under, growing out of or in any manner connected with the Leases or the obligations, duties or liabilities of the lessor thereunder, and shall pay all costs and expenses of Assignee, including attorney's fees and expenses, in any such action or proceeding in which Assignee in its sole discretion may appear.

     5. Present Assignment. This Assignment shall constitute a perfected, absolute and present assignment, provided, Assignor shall have the right to collect, but not prior to accrual, all of the Rents and to retain, use and enjoy the same unless and until an Event of Default (hereafter defined) shall occur hereunder.

     6. Events of Default. Each of the following events shall constitute an Event of Default hereunder:

          a. any default in the performance and observance of any of the terms, covenants or agreements of this Assignment;

          b. any Event of Default (as defined in the Loan Agreement of even date, the "Loan Agreement") shall occur.

     7. Remedies. Upon the occurrence of an Event of Default under this Assignment, Assignee may declare all indebtedness secured hereby immediately due and payable, may revoke the privilege granted Assignor hereunder to collect the Rents, and may, at its option, without further notice, either in person or by any agent, with or without taking possession of or entering the Premises, with or without bringing any action or proceeding, or by a receiver to be appointed by a court, collect all of the Rents payable under the Leases and sums payable under the Guaranties, enforce the payment thereof and exercise all of the rights of Assignor under the Leases and the Guaranties and all the rights of Assignee hereunder, and may enter upon, take possession of, manage and operate the Premises, or any part thereof; may enforce or reasonably modify the Leases and the Guaranties, and reasonably fix or modify the Rents, and do any acts which Assignee deems proper to protect the security hereof with or without taking possession of the Premises so long as no action of Assignee violates any Lease or law or damages the Premises, and may apply the same to the costs and expenses of operation, management and collection, including attorneys' fees, to the payment of the expenses of any agent appointed by Assignee, to the payment of taxes, assessments, insurance premiums and expenditures for the upkeep of the Premises, to the performance of the landlord's obligation under the Leases and to any indebtedness secured hereby all in such order as Assignee may determine. The entering upon and taking possession of the Premises, the collection of the Rents, and the application thereof as aforesaid, shall not cure or waive any default or waive, modify or affect notice of default under the Loan Agreement or any other Loan Document (as defined therein) or invalidate any act done pursuant to such notice nor in any way operate to prevent Assignee from pursuing any remedy which it now or hereafter may have under the terms or conditions of the Loan Documents or any other instrument securing the same. The rights and powers of Assignee hereunder shall in no way be dependent upon and shall apply without regard to whether the Premises are in danger of being lost, materially injured or damaged or whether the Premises are adequate to discharge the indebtedness secured hereby.

     8. No Liability For Assignee. Assignee shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge any obligation, duty or liability under the Leases nor shall this Assignment operate to place responsibility for the control, care, management or repair of the Premises upon Assignee nor for the carrying out of any of the terms and conditions of the Leases; nor shall it operate to make Assignee responsible or liable for any waste committed on the Premises, or for any dangerous or defective condition of the Premises, or for any negligence in the management, upkeep, repair or control of the Premises resulting in loss or injury or death to any occupant, tenant, licensee, employee or stranger nor liable for laches or failure to collect the Rents and Assignee shall be required to account only for such moneys as are actually received by it. All actions taken by Assignee pursuant to this Assignment shall be taken for the purposes of protecting Assignee's security and Assignor hereby agrees that nothing herein contained and no actions taken by Assignee pursuant to this Assignment, including, but not limited to, Assignee's approval or rejection of any Lease or Guaranty for any portion of the Premises, shall in any way alter or impact the obligation of Assignor to pay the indebtedness secured hereby.

     9. Assignor To Hold Assignee Harmless. Assignor shall and does hereby agree to indemnify and to hold Assignee harmless of and from any and all liability, loss or damage which it may or might incur under the Leases, the Guaranties or under or by reason of this Assignment and of and from any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in the Leases prior to the date that Assignee or other purchaser at foreclosure sale becomes fee owner of the Premises. Should Assignee incur any such liability, or any costs or expenses in the defense of any such claims or demands, the amount thereof, including costs, expenses, and reasonable attorney's fees, shall be secured hereby, shall be added to the indebtedness secured hereby and Assignor shall reimburse Assignee therefor immediately upon demand, and the continuing failure of Assignor so to do shall constitute an Event of Default hereunder and an Event of Default under the Loan Agreement.

     10. Security Deposits. Assignor agrees that, upon the occurrence of an Event of Default hereunder, it shall, upon demand, transfer to Assignee any room deposits or security deposits held by Assignor under the terms of the Leases. Assignor agrees that such room deposits and security deposits, if any, may be held by Assignee without any allowance of interest thereon, except statutory interest, if any, accruing to the benefit of the occupants or tenants, and shall become the absolute property of Assignee upon the occurrence of an Event of Default hereunder to be applied in accordance with the provisions of the Leases. Until Assignee makes such demand and the deposits are paid over to Assignee, Assignee assumes no responsibility to the occupants or tenants for any such occupancy or security deposit.

     11. Authorization to Occupants, Tenants and Guarantors. The occupants and tenants under the Leases (and any parties to the Guaranties) are hereby irrevocably authorized and directed to recognize the claims of Assignee or any receiver appointed by a court without investigating the reason for any action taken by Assignee or such receiver, or the validity or the amount of indebtedness owing to Assignee, or the existence of any default under or by reason of this Assignment, or the application to be made by Assignee or receiver. Assignor hereby irrevocably directs and authorizes the occupants and the tenants (and any parties to the Guaranties) to pay to Assignee or such receiver all sums due under the Leases (or the Guaranties) and consents and directs that said sums shall be paid to Assignee or any such receiver in accordance with the terms of its receivership without the necessity for a judicial determination that an Event of Default has occurred hereunder or that Assignee is entitled to exercise its rights hereunder, and to the extent such sums are paid to Assignee or such receiver, Assignor agrees that the occupants and the tenants (and the parties to the Guaranties) shall have no further liability to Assignor for the same. The sole signature of Assignee or such receiver shall be sufficient for the exercise of any rights under this Assignment and the sole receipt of Assignee or such receiver for any sums received shall be a full discharge and release therefor to any such tenants or occupants of the Premises. Checks for all or any part of the Rents collected under this Assignment shall upon notice from Assignee or such receiver be drawn to the exclusive order of Assignee or such receiver.

     12. Satisfaction. Upon the payment in full of all indebtedness secured hereby as evidenced by a recorded satisfaction of the Mortgage, Security Agreement and Fixture Filing between Assignor and Assignee of even date ("Mortgage") executed by Assignee, or its subsequent assign, this Assignment shall without the need for any further satisfaction or release become null and void and be of no further effect, provided that Assignee shall execute a satisfaction or release if Assignor so requests.

     13. Assignee Creditor Of The Occupants and Tenants. Upon or at any time during the continuance of an Event of Default under this Assignment, Assignor agrees that Assignee, and not Assignor, shall be and be deemed to be the creditor of the occupants and tenants in respect of assignments for the benefit of creditors and bankruptcy, reorganization, insolvency, dissolution, or receivership proceedings affecting such occupants or tenants, (without obligation on the part of Assignee, however, to file or make timely filings of claims in such proceedings or otherwise to pursue creditor's rights therein, and reserving the right to Assignor to make such filing in such event) with an option to Assignee to apply any money received by Assignee as such creditor in reduction of the indebtedness secured hereby.

     14. Assignee Attorney-in-Fact. Assignor hereby irrevocably appoints Assignee and its successors and assigns as its agent and attorney in fact, which appointment is coupled with an interest, to exercise any rights or remedies hereunder and to execute and deliver during the term of this Assignment such instruments as this Assignee may deem necessary to make this assignment and any further assignment effective.

     15. Subsequent Leases. Until the indebtedness secured hereby shall have been paid in full, Assignor will deliver to Assignee executed copies of any and all other and future leases (excluding any occupancy agreements for the rental of rooms) upon all or any part of the Premises and agrees to make, execute and deliver unto Assignee upon demand and at any time or times, any and all assignments and other instruments sufficient to assign the leases and the Rents thereunder to Assignee or that Assignee may deem to be advisable for carrying out the true purposes and intent of this Assignment. All such future leases must contain an environmental protection clause which states that the occupant or tenant shall not handle, release, store or produce hazardous wastes (as defined by federal law or local law) on the premises demised under such lease. The above covenant shall not be deemed to prohibit hazardous materials or wastes which are used in the ordinary course of the operation of businesses on the Premises and which are stored, used and disposed of in accordance with all applicable laws and ordinances and for which any necessary permits have been obtained. From time to time on request of Assignee, Assignor agrees to furnish Assignee with a rent roll of the Premises disclosing current tenancies, rents payable, and such other matters as Assignee may reasonably request.

     16. General Assignment of Leases and Rents. The rights contained in this Assignment are in addition to and shall be cumulative with the rights given and created in the Mortgage, assigning generally all leases, rents and profits of the Premises and shall in no way limit the rights created thereunder. The giving of this Assignment is a condition precedent to the making of the Mortgage loan secured hereby.

     17. No Mortgagee In Possession. Nothing herein contained and no actions taken pursuant to this Assignment shall be construed as constituting Assignee a "Mortgagee in Possession".

     18. Continuing Rights. The rights and powers of Assignee or any receiver hereunder shall continue and remain in full force and effect until all indebtedness secured hereby, including any deficiency remaining from a foreclosure sale, are paid in full, and shall continue after commencement of a foreclosure action and, if Assignee be the purchaser at the foreclosure sale, after foreclosure sale and until expiration of the equity of redemption.

     19. Successors And Assigns. This Assignment and each and every covenant, agreement and provision hereof shall be binding upon Assignor and its successors and assigns including without limitation each and every from time to time record owner of the Premises or any other person having an interest therein and shall inure to the benefit of Assignee and its successors and assigns. As used herein the words "successors and assigns" shall also be deemed to mean the heirs, executors, representatives and administrators of any natural person who is or becomes a party to this Assignment.

     20. Governing Law. This Assignment shall be governed by the laws of the State of Indiana.

     21. Validity Clause. It is the intent of this Assignment to confer to Assignee the rights and benefits hereunder to the full extent allowable by law. The unenforceability or invalidity of any provisions hereof shall not render any other provision or provisions herein contained unenforceable or invalid. Any provisions found to be unenforceable shall be severable from this Assignment.

     22. Notices. Any notice which any party hereto may desire or may be required to give to any other party - shall be in writing and either (a) mailed by certified mail, return receipt requested, or (b) sent by an overnight carrier which provides for a return receipt. Any such notice shall be sent to the respective party's address as set forth on Page 1 of this Assignment or to such other address within the State of Indiana as such party may, by notice in writing, designate as its address. Any such notice shall constitute service of notice hereunder three (3) days after the mailing thereof by certified mail, and one (1) day after the sending thereof by overnight carrier, pursuant to the terms hereof.

     23. Costs of Enforcement. Assignor agrees to pay the costs and expenses, including but not limited to attorneys' fees and legal expenses incurred by Assignee in the exercise of any right or remedy available to it under this Assignment, whether or not suit is commenced including, without limitation, attorneys' fees and legal expenses incurred in connection with any appeal of a lower court's order or judgment where Assignee is the prevailing party.

     24. Captions. The captions or headings herein have been inserted solely for the convenience of reference and in no way define, limit or describe the scope or substance of any provision of this Assignment.

     25. WAIVER OF JURY TRIAL. THE ASSIGNEE AND THE ASSIGNOR, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY A JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS ASSIGNMENT OR THE LOAN DOCUMENTS, OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT, OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF EITHER OF THEM. NEITHER THE ASSIGNEE NOR THE ASSIGNOR SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY EITHER THE ASSIGNEE OR THE ASSIGNOR EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY BOTH OF THEM.

     26. CONSENT TO JURISDICTION. ASSIGNOR HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY ASSIGNOR AND ARISING DIRECTLY OR INDIRECTLY OUT OF THIS ASSIGNMENT OF DEPOSITS, LEASES AND RENTS OR ANY OF THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN THE

CIRCUIT OR SUPERIOR COURT OF MARION COUNTY, INDIANA, OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF INDIANA OR, IF ASSIGNEE INITIATES SUCH ACTION, ANY COURT IN WHICH ASSIGNEE SHALL INITIATE SUCH ACTION AND WHICH HAS JURISDICTION. ASSIGNOR HEREBY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED BY ASSIGNEE IN ANY OF SUCH COURTS, AND HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREES THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO ASSIGNOR AT THE ADDRESS TO WHICH NOTICES ARE TO BE SENT PURSUANT TO THIS ASSIGNMENT. ASSIGNOR WAIVES ANY CLAIM THAT MARION COUNTY, INDIANA OR THE SOUTHERN DISTRICT OF INDIANA IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE. SHOULD ASSIGNOR, AFTER BEING SO SERVED, FAIL TO APPEAR OR ANSWER TO ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THE NUMBER OF DAYS PRESCRIBED BY LAW AFTER THE MAILING THEREOF, ASSIGNOR SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED BY ASSIGNEE AGAINST ASSIGNOR AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE EXCLUSIVE CHOICE OF FORUM FOR ASSIGNOR SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT, BY ASSIGNEE, OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING, BY ASSIGNEE, OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND ASSIGNOR HEREBY WAIVES THE RIGHT, IF ANY, TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION.

     IN WITNESS WHEREOF, Assignor has caused this Assignment of Leases and Rents to be executed as of the date first above written.

                                       JAMESON INNS, INC.,
                                       a Georgia corporation



                                       By:___________________________
                                          Craig R. Kitchin, President

STATE OF GEORGIA                    )
                                    ) SS:
COUNTY OF DEKALB                    )

         Before me, a Notary Public in and for said County and State, personally appeared Craig R. Kitchin, the President of Jameson Inns, Inc., a Georgia corporation, who, after having been duly sworn, acknowledged the execution of the foregoing Assignment of Deposits, Leases and Rents for and on behalf of such corporation.

         WITNESS, my hand and Notarial Seal this ___ day of September, 2000.


                                        _______________________________________

                                        ________________________, Notary Public

My Commission Expires:

_________________________

My County of Residence:

_________________________


This instrument prepared by Jeffrey A. Abrams, Attorney at Law, Dann Pecar Newman & Kleiman, P.C., One American Square, Suite 2300, Box 82002, Indianapolis, Indiana 46282.

                              ESTOPPEL CERTIFICATE,
                               SUBORDINATION, AND
                              ATTORNMENT AGREEMENT


     THIS AGREEMENT, made and entered into as of this day of September, 2000, by and among JAMESON INNS, INC., a Georgia corporation (hereinafter referred to as "Landlord"), JAMESON HOSPITALITY, LLC, a Georgia limited liability company (hereinafter referred to as "Tenant"), and REPUBLIC BANK, a Michigan Commercial Bank (hereinafter referred to as "Lender").

                               W I T N E S S E T H

     WHEREAS, Lender has made or intends to make a loan to Landlord (the "Loan") relating to a certain hotel located on certain real property in Marion County, Indiana, and more particularly described in Exhibit AA" attached hereto (the ALand"); and

     WHEREAS, the Loan is or will be secured by, among other things, a mortgage and security agreement (the "Mortgage") on the Land and other property described therein (hereinafter referred to as the "Mortgaged Property"); and

     WHEREAS, Landlord and Tenant have entered into that certain Master Lease Agreement dated as of May 7, 1999, as amended by that certain Amendment No. 1 to Master Lease Agreement dated as of May 7, 1999 (collectively the "Lease") with respect to certain premises referred to in the Lease (the "Premises") which include the Mortgaged Property; and

     WHEREAS, Landlord has assigned, pursuant to the Mortgage and that certain Assignment of Deposits, Leases and Rents executed in connection therewith (the "Assignment"), all of its right, title and interest in and to the Lease and the rents payable thereunder to Lender as security for the performance of its obligations being made in connection with the Loan; and

     WHEREAS, the parties wish to confirm that the Mortgage is superior in right to the Lease and to the right, title and interests of Tenant thereto and thereunder; and

     NOW THEREFORE, in consideration of the mutual promises and covenants of the parties hereto, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do mutually covenant and agree as follows:

     1. The Lease is and shall at all times hereafter be subject and subordinate in all respects to the Mortgage and the lien and effect thereof and to all renewals, modifications, substitutions, replacements, consolidations and extensions thereof and future advances thereunder, to all related loan documents and to all other future mortgages to be held by Lender.

     2. No notice by Tenant to Landlord of any default by Landlord under any obligation of the Lease, which default is of such nature as to give Tenant a right to terminate the Lease or to reduce the rent or other monies payable under the Lease or a right to any credit or offset against future rents or other monies payable in the future shall be effective, notwithstanding any provision in the Lease to the contrary, unless and until such notice is also given to Lender and Lender shall not have cured or remedied such default within sixty
(60) days following receipt of such notice by Lender; provided that if such default is not capable of being cured within such sixty (60) day period Lender shall have a reasonable period of time after the expiration of the cure period to cure such default provided it diligently proceeds with its efforts to cure. Lender shall have the right, but not the obligation, to remedy or cure such default.

     3. No person or entity who exercises a right, arising under the Mortgage or Assignment, to receive the rents payable by Tenant under the Lease shall thereby become obligated to Tenant for the performance of any of the terms, covenants, conditions and agreements of Landlord under the Lease. Landlord and Tenant agree that Tenant shall make all payments to be made by Tenant under the Lease to such person or entity upon receipt of written notice of the exercise of such rights, and Tenant agrees not to prepay any sums payable by Tenant under the Lease. Such receipt of rent by any other party shall not relieve Landlord of its obligations under the Lease, and Tenant shall continue to look to Landlord only for performance thereof.

     4. If Lender or any successor-in-interest to Lender (or any receiver appointed in an action or proceeding to foreclose the Mortgage or otherwise) shall succeed to the rights of the Landlord under the Lease, whether through possession, termination or cancellation of the Lease, surrender, assignment, judicial action, subletting, foreclosure action or delivery of a deed in lieu of foreclosure or otherwise Tenant shall attorn to Lender or such other successor in interest to Lender as lessor and without further evidence of such attornment and acceptance, Tenant shall be bound by and comply with all the terms, provisions, covenants and obligations contained in the Lease on its part to be performed and this Agreement; provided, however, that nothing contained in this Agreement or any other instrument, including, but not limited to, the Lease, shall impose upon Lender an obligation to complete any improvements for the benefit of Tenant. It is understood that Tenant's agreement to attorn under this paragraph shall not be construed as amending the Landlord's obligations under the Lease.

     5. In addition to and not in lieu of all the provisions of this Agreement, Lender shall not in any way or to any extent be:

               a) liable for any warranty, act or omission of any landlord (including Lender and Landlord) in contravention of any provision of the Lease; or

               b) subject to any offsets, claims or defenses which Tenant might have against any prior landlord (including Landlord); or

               c) bound by any rent or percentage rent which Tenant might have paid more than thirty (30) days in advance to any prior landlord (including Landlord); or

               d) bound by an agreement or modification of the Lease made without Lender's written consent; or

               e) in any way responsible for deposit or security which was delivered to Landlord but which was not subsequently delivered to Lender.

     6. Tenant, in order to induce Lender to enter into this Agreement, hereby warrants and represents that:

               a) The Master Lease Agreement dated May 7, 1999, executed by Landlord as landlord and Tenant as tenant, together with the following amendments:

          Amendment No. 1 to Master Lease Agreement is a full, true and complete copy of the Lease;

               b) Tenant has delivered to Landlord a security deposit in the amount of $0;

               c) Fixed or Base Rent is payable monthly in the amount of $______________, commencing on June 1, 1999 and there has been no prepaid rent;

               d) The term of the Lease commenced on the 5th day of May , 1999 and terminates on the 31st day of December, 2012;

               e) The Lease is in good standing;

               f) The Lease does __ does not __ contain an option to extend such Lease;

               g) If there is an option to extend the term of the Lease beyond the date specified in paragraph (d), the term of the extension is ____________ (___ )_____________ (___ ) year option(s).

               h) The Lease is in full force and effect and has not been modified or amended;

               i) Landlord is not in default under any of the Landlord's obligations under the Lease;

               j) Tenant has no present right of offset or defense against any rent or other monies due or to become due under the Lease;

               k) The Lease was duly authorized and constitutes the valid and binding obligation of Tenant and is enforceable in accordance with its provisions; and

               l) Tenant will, after notice from Lender that Landlord is in default of its obligations under the Loan, pay to Lender, or to such person or firm designated by Lender, all rent and other monies due and to become due to Landlord under the Lease.

     7. Tenant agrees that if Lender acquires title to the Mortgaged Property as a result of foreclosure of the Mortgage, the acceptance of a deed in lieu of such foreclosure, or obtaining control of the Premises pursuant to the remedies contained in the Mortgage or the Assignment, the laws of the State of Indiana, or otherwise, Tenant shall have no recourse to any assets of Lender and Tenant's sole remedy against Lender for any act of omission in contravention of any provision of the Lease shall be to terminate the Lease without recourse against Lender. Lender's acquisition of title to or control if the Premises in the manner aforesaid or the performing of any of the obligations of Landlord pursuant to the Lease shall not be construed as an assumption of said Lease by Lender. Furthermore, upon such acquisition, the Lease shall be modified to include the provisions contained herein, notwithstanding any other provisions of said Lease.

     8. Tenant agrees to execute such other documents as Lender may deem necessary to subordinate the Lease to the lien and effect of the Mortgage.

     9. All notices, demands or requests, and responses thereto, required or permitted to be given pursuant to this Agreement shall be in writing and shall be delivered by hand delivery, expedited courier or sent by certified mail, postage prepaid, return receipt requested, and addressed to the party as provided below or at such other places as such party may from time to time designate in a notice to the other parties. Any notice shall be effective upon receipt of delivery or three (3) days after the letter transmitting such notice is certified and deposited in the United States Mail. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice has been given shall constitute receipt of the notice, demand or request sent. Any such notice if given to Landlord shall be addressed as follows:

                                    8 Perimeter Center East, Suite 8050
                                    Atlanta, GA 30346
                                    Attn: Craig R. Kitchin
         if given to Lender shall be addressed as follows:

                                    Republic Bank
                                    201 S. Illinois Street, Suite 650
                                    Indianapolis, Indiana 46225
                                    Attention: ________________________

         if given to Tenant shall be addressed as follows:

                                    8 Perimeter Center East, Suite 8050
                                    Atlanta, GA 30346
                                    Attn: Legal Department

     10. This Agreement shall be binding upon and inure to the parties, their respective heirs, successors and assigns.

     11. This Agreement shall be governed by, and construed in accordance with the laws of the State of Indiana.

     12. This Agreement may not be changed, amended or modified in any manner other than by an agreement in writing specifically referring to this Agreement and executed by the parties hereto.


     LANDLORD, LENDER AND TENANT HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS ESTOPPEL CERTIFICATE AND SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT AND ANY SECURITY DOCUMENT CONTEMPLATED OR TO BE EXECUTED IN CONJUNCTION WITH THE LOAN OR ANY COURSE OF ACTION,

COURSE OF DEALING, STATEMENTS (WHETHER RELATING TO THE LOAN OR TO THIS
AGREEMENT.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Signed, sealed and delivered in the presence of:

                                            TENANT:

                                            JAMESON HOSPITALITY, LLC,
                                            a Georgia limited liability company


                                            By:___________________________
                                            Title:________________________

                                            LANDLORD:

                                            JAMESON INNS, INC.,
                                            a Georgia corporation


                                            By:___________________________
                                               Craig R. Kitchin, President


                                            LENDER:

                                            REPUBLIC BANK

                                            By:___________________________
                                            Title:________________________

STATE OF GEORGIA                    )
                                    )  SS:
COUNTY OF DEKALB                    )

         Before me, a Notary Public in and for the State of Indiana, personally appeared _______________________, the ____________ of Jameson Hospitality, LLC,
a Georgia limited liability company, who, having been duly sworn, acknowledged the execution of the foregoing instrument for and on behalf of said limited liability company.

         Witness my hand and Notarial Seal this ____ day of September 2000.


                                        _______________________________________

                                        ________________________, Notary Public

My Commission Expires:

_________________________

My County of Residence:

_________________________

STATE OF GEORGIA                    )
                                    )  SS:
COUNTY OF DEKALB                    )

         Before me, a Notary Public in and for the State of Indiana, personally appeared Craig R. Kitchin, the President of Jameson Inns, Inc., a Georgia corporation, who, having been duly sworn, acknowledged the execution of the foregoing instrument for and on behalf of said corporation.

         Witness my hand and Notarial Seal this ____ day of September 2000.



                                        _______________________________________

                                        ________________________, Notary Public

My Commission Expires:

_________________________

My County of Residence:

_________________________

STATE OF INDIANA                    )
                                    )  SS:
COUNTY OF INDIANA                   )

         Before me, a Notary Public in and for the State of Indiana, personally appeared _________ , the of REPUBLIC BANK, a Michigan Commercial Bank, who, having been duly sworn, acknowledged the execution of the foregoing instrument for and on behalf of said Michigan Commercial Bank.

         Witness my hand and Notarial Seal this ____ day of September 2000.


                                        _______________________________________

                                        ________________________, Notary Public

My Commission Expires:

_________________________

My County of Residence:

_________________________

                                    EXHIBIT A

                        LEGAL DESCRIPTION OF THE PROPERTY

                                 PROMISSORY NOTE


$4,745,000.00                                              Indianapolis, Indiana
                                                              September __, 2000


         FOR VALUE RECEIVED, the undersigned ("Borrower") promises to pay to the order of REPUBLIC BANK (hereinafter the "Lender"), at its office located at 201 South Capitol Avenue, Indianapolis, IN 46225, or at such other place as the holder hereof may, from time to time, designate in writing, the principal sum of Four Million Seven Hundred Forty-Five Thousand Dollars ($4,745,000.00) or so much thereof as shall be advanced by Lender and remain unpaid, together with all costs herein provided and interest from the date of disbursement on the principal balance hereof and thereon until said amounts have been paid in full at a rate equal to the "Contract Rate" (as hereinafter defined), or following an Event of Default hereunder, at five percent (5%) in excess of the Contract Rate (the "Default Rate"), with attorney's fees and costs of collection, and without relief from valuation and appraisement laws.

         The Contract Rate shall be a fixed rate per annum equal to the greater of (i) the "Index" (as hereinafter defined), as established from time to time plus three hundred (300) basis points and (ii) 8.25%. The Contract Rate shall initially be _____ and __/100 percent (____%). Each change in the Index automatically and immediately shall result in a change in the rate of interest payable hereunder. For the purposes hereof, the term "Index" shall mean the trailing four week average yield on actively traded U.S. government securities adjusted to a Treasury constant maturity of one (1) year as published by the Board of Governors of the Federal Reserve System in the Federal Reserve Statistical Release Publication No. H15(519) or any equivalent publication as determined by Lender. The Index shall increase or decrease on October 1, 2001 and on each anniversary thereafter (the "Rate Adjustment Date"), based on the rate determined on the 16th day of July prior to each Rate Adjustment Date until October 1, 2010 (the "Maturity Date").

         Interest shall be calculated on the daily unpaid principal balance hereof based on the actual number of days elapsed in the interest payment period over a year of three hundred sixty (360) days. Payments of principal and interest shall be made in one hundred twenty (120) successive monthly installments commencing on the 1st day of November, 2000, and continuing on the 1st day of each and every calendar month thereafter up to and including the Maturity Date, when the entire principal balance with all accrued interest shall be due and owing. Each payment shall be in the amount which would fully amortize the then unpaid principal balance of the indebtedness evidenced by this Note, such amortization to be based upon (a) the Contract Rate in effect as of such date, (b) an amortization period of twenty (20) years, and (c) interest being calculated on the basis of thirty (30) day calendar months in a three hundred sixty (360) day year; provided that on each Rate Adjustment Date, the amount of the monthly installments of principal and interest required hereunder shall be increased or decreased, as the case may be, to a new payment equal to the monthly amount it would take to fully amortize this Note based upon (x) the new Contract Rate, and (y) the above referenced amortization period, less the number of full months which have elapsed since the commencement of principal and interest payments. If a payment date is other than on a business day (a day not a Saturday, Sunday or national holiday), the installment shall be due on the next business day.

         If not sooner paid as hereinafter permitted, the unpaid principal sum of this Note and all accrued and unpaid interest and other charges hereunder shall be payable in full on the Maturity Date.

         This Note and all amounts due hereunder are secured by a Mortgage, Security Agreement and Fixture Filing (the "Mortgage") conveying to Lender a first mortgage security interest in certain real and personal property, together with the improvements thereon and hereafter constructed and the rents and profits thereof (the "Property"), all under the Loan Agreement between Lender and Borrower of even date herewith (the "Loan Agreement"), providing for, among other things, the disbursement of funds hereunder. Said Mortgage and Loan Agreement, together with the Assignment of Leases and Rents, Assignment Agreement, Continuing Guaranty from each Guarantor, and Environmental Certificate and Indemnity Agreement shall hereinafter be referred to collectively as the "Loan Documents".

         If all or any part of any monthly payment due under this Note is not received by Lender by the close of business on the fifteenth day of the calendar month in which such payment is due, the undersigned shall pay to Lender an administration charge equal to five percent (5%) of such payment or Two Hundred Fifty Dollars ($250), whichever is greater, such administrative charge to be immediately due and payable without notice or demand by Lender.

         Borrower reserves the privilege to prepay in full, or in part, the principal indebtedness evidenced hereby on any installment payment date upon thirty (30) days' prior written notice to the holder hereof and payment of a premium (the "Prepayment Premium") equal to one percent (1%) of the outstanding principal balance of this Note. Borrower reserves the privilege to prepay in full, or in part, without penalty, the principal indebtedness evidenced hereby within thirty (30) days prior to any Rate Adjustment Date upon thirty (30) days' prior written notice to the holder hereof.

         If the maturity of the indebtedness evidenced hereby is accelerated by Lender as a consequence of the occurrence of an Event of Default, or in the event the right to foreclose the Mortgage shall otherwise accrue to Lender, Borrower agrees that an amount equal to the Prepayment Premium shall be added to the balance of unpaid principal and interest then outstanding, and the indebtedness evidenced hereby shall not be discharged except: (i) by payment of such Prepayment Premium, together with the balance of principal and interest and all other sums then outstanding (if Borrower tenders payment of the indebtedness evidenced hereby prior to judicial confirmation of foreclosure sale); or (ii) by inclusion of such Prepayment Premium as a part of the indebtedness evidenced hereby in any such judicial order or judgment of foreclosure.

         It is agreed that time is of the essence in the performance of all obligations hereunder and under the Loan Documents. It shall be an Event of Default hereunder if any "Event of Default" occurs under the Loan Agreement or any other Loan Documents. If an Event of Default hereunder occurs, unless Lender elects otherwise, the entire principal balance of this Note, irrespective of the maturity date specified herein, together with the then accrued and unpaid interest thereon and other charges hereunder shall become immediately due and payable, and

Lender may, immediately or at any time thereafter, exercise any or all remedies available to a secured party with respect to all collateral securing this Note. Lender may, at its option, delay in or refrain from exercising some or all of its rights and remedies without prejudice thereto and regardless of prior forbearance.

       Upon the occurrence of any Event of Default hereunder, or upon maturity hereof (by acceleration or otherwise), the entire unpaid principal sum shall bear interest, from the date of occurrence of such Event of Default or upon maturity and after judgment and until collection, at the Default Rate. The aforesaid Default Rate interest, when and if applicable, shall be due and payable immediately without notice or demand.

         This Note shall be binding on all parties hereto and their successors and assigns. All makers, endorsers, guarantors and sureties hereof agree jointly and severally that if, and as often as, this Note is placed in the hands of any attorneys for collection or to defend or enforce any of the Lender's rights hereunder or under the Loan Documents, the undersigned shall pay to Lender on demand its reasonable attorney fees, together with all court costs and other expenses provided in the Loan Documents paid by Lender.

          All makers, endorsers, guarantors and sureties consent to (i) any renewal, extension or modification (whether one or more) of the terms of the Loan Documents, including the terms or time of payment under this Note, (ii) the release or surrender, exchange or substitution of all or any part of the security, whether real or personal or direct or indirect, for the payment hereof, (iii) the granting of any other waiver or concession to the undersigned, and (iv) the taking or releasing of other or additional parties primarily or contingently liable hereunder. Any such renewal, extension, modification, release, surrender, exchange or substitution may be made without notice to the undersigned and any endorsers, guarantors and sureties hereof and without affecting the liability of said parties hereunder.

         The remedies of this Note and the Loan Documents providing for the enforcement of the payment of the principal sum thereby secured, together with interest thereon, and for the performance of the covenants, terms and conditions contained therein, are cumulative and concurrent and may be pursued singularly or successively or together, at the sole discretion of Lender, and may be exercised as often as occasion therefor shall occur. When the obligations evidenced by this Note become due, by acceleration or otherwise, Lender may, at its option, demand, sue for, collect or make any compromise or settlement it deems necessary or desirable. Prior to Lender obtaining possession of the collateral held as security Lender shall not be required to take any steps necessary to preserve or create any rights, benefits or privileges in the collateral held as security herefor, all of which the undersigned hereby assume to do. In the event the obligations evidenced by this Note are accelerated, any indebtedness owing to any of the undersigned from Lender may be used and applied by Lender as a payment hereunder and as a payment on any other indebtedness owing hereunder or to declare a default for failure to make prompt payment. Further, the waiver by Lender or failure to enforce any other term, covenant or condition of this Note, or the Loan Documents or to declare any default hereunder or thereunder, shall not operate as a waiver of any subsequent default or affect the right of Lender to exercise any right or remedy not expressly waived in writing by Lender.

         CONSENT TO JURISDICTION. BORROWER HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY BORROWER AND ARISING DIRECTLY OR INDIRECTLY OUT OF THIS NOTE OR ANY OF THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN THE CIRCUIT OR SUPERIOR COURT OF MARION COUNTY, INDIANA, OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF INDIANA OR, IF LENDER INITIATES SUCH ACTION, ANY COURT IN WHICH LENDER SHALL INITIATE SUCH ACTION AND WHICH HAS JURISDICTION. BORROWER HEREBY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED BY LENDER IN ANY OF SUCH COURTS, AND HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREES THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS TO WHICH NOTICES ARE TO BE SENT PURSUANT TO THE MORTGAGE. BORROWER WAIVES ANY CLAIM THAT

MARION COUNTY, INDIANA OR THE SOUTHERN DISTRICT OF INDIANA IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE. SHOULD BORROWER, AFTER BEING SO SERVED, FAIL TO APPEAR OR ANSWER TO ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THE NUMBER OF DAYS PRESCRIBED BY LAW AFTER THE MAILING THEREOF, BORROWER SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED BY LENDER AGAINST BORROWER AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE EXCLUSIVE CHOICE OF FORUM FOR BORROWER SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT, BY LENDER, OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING, BY LENDER, OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND BORROWER HEREBY WAIVES THE RIGHT, IF ANY, TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION.

         BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND LENDER BY ITS ACCEPTANCE OF THIS NOTE IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THIS NOTE, OR ANY OTHER DOCUMENT OR INSTRUMENT HERETOFORE, NOW OR HEREAFTER EXECUTED AND/OR DELIVERED IN CONNECTION THEREWITH, THE LOAN SECURED BY THIS INSTRUMENT OR IN ANY WAY RELATED TO THIS TRANSACTION OR OTHERWISE WITH RESPECT TO THE PROPERTY.

         The unenforceability or invalidity or any one or more provisions of this Note shall not render any other provision herein contained unenforceable or invalid.

         This Note and all of the Loan Documents have been executed and delivered in the State of Indiana and shall be governed by and construed in accordance with the laws of the State of Indiana without regard to choice of law provisions. Time is of the essence hereof. This Note may not be amended or changed orally, but only by an instrument signed by the party against whom enforcement of the change or amendment is sought.

         Whenever Lender is referred to in this Note, such reference shall be deemed to include the successors and assigns of Lender, including, without limitation, any subsequent assignee or holder of this Note, and all covenants, provisions and agreements by or on behalf of the undersigned and any endorsers, guarantors and sureties hereof which are contained herein shall inure to the benefit of the successors and assigns of Lender.

         Notwithstanding any provisions to the contrary in this Note, or in any of the documents securing payment hereof or otherwise relating hereto, nothing herein contained nor any transaction related hereto shall be construed or shall operate either presently or prospectively to require the undersigned to pay interest in excess of the maximum permissible interest rate allowed by law. If any excess of interest in such respect is provided for, in this Note or any of the documents securing payment hereof or otherwise relating hereto, then in such event the effective rate of interest shall be automatically subject to reduction to the maximum permissible interest rate allowed by law.

         This Note was executed in Marion County, Indiana.


                                          JAMESON INNS, INC.,
                                          a Georgia corporation


                                          By:___________________________
                                             Craig R. Kitchin, President